Exhibit 10.6

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[***] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION. THE OMMITTED MATERIAL HAS BEEN FILED SEPERATELY

WITH THE COMMISSION.

FOTIC China Foreign Economy and Trade Trust Co., Ltd.

Structure Funds Trust Contract

When managing trust property, the trust company shall fulfill its duties and perform its obligation of being honest, trustworthy and cautious and managing effectively. The risks arising from the trust company’s management of the trust property according to this trust contract shall be borne by the trust property. In the event that the trust company violates this trust contract or handles trust affairs improperly, causing loss of the trust property, it shall make compensation by using its inherent property. If the inherent property is not enough for the compensation, the deficit shall be borne by the investor.

FOTIC • Jinghua Structure Fund 5 Trust Plan

Structure Funds Trust Contract

-Subordinated Level

Contract No.: [095 2014-X095 001 001JHC]

Trustor/subordinated beneficiary: Guangzhou Heze Information Technology Co., Ltd.

Address: Room 1407B, 3-II, Huaqiang Road, Tianhe District, Guangzhou City

Legal Representative: Zhen Wen

Trustee: China Foreign Economy and Trade Trust Co., Ltd.

Address: 6th Floor, Central Tower, Chemsunny World Trade Center, 28 Fuxingmennei Street, Beijing City

Authorized Representative: Weihui Xu

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WHEREAS:

1.	Shenzhen Fanhua United Investment Group Co., Ltd. (hereinafter referred to as “Shenzhen Fanhua United”) signed Jinghua No. 6 (Issue 6) Single Fund Trust Contract (Contract No.: 0952014-X095 001 006) with China Foreign Economy and Trade Trust Co., Ltd. on 25 August 2014; afterwards, Shenzhen Fanhua United reached a consensus with Guangzhou Heze Information Technology Co., Ltd. (hereinafter referred to as “Guangzhou Heze”) through consultation. On 19 December 2014, Guangzhou Heze acquired all the trust benefit right held by Shenzhen Fanhua United under Jinghua No. 6 (Issue 6) Single Fund Trust Contract (Contract No.: 095 2014-X095 001 006). On the basis of the original single fund trust contract, the trustor/subordinated trustor and the trustee agreed to the intended absorption of a new trustor/senior beneficiary and trust fund, and to modifying Jinghua No. 6 (Issue 6) Single Fund Trust into Jinghua Structure Fund 5 Trust Plan.

2.	Upon the abovementioned changes of the trust plan, all parties agree that the Structure Funds Trust Contract-Subordinated Level (Contract No.: 095 2014-X095 001 001JHC) signed this time is a modification of the original Jinghua No. 6 (Issue 6) Single Fund Trust Contract (Contract No.: 095 2014-X095 001 006), rather than a new trust plan. In case of any inconsistency, this contract shall prevail.

3.	The trustor/subordinated beneficiary is willing to use its own fund to join the structure funds trust plan established according to this contract, and select the trustee as the only trustee of this Trust Plan. The trustee agrees to act as a trustee of this Trust Plan and use the trust property for the purpose prescribed in this contract and in a manner prescribed in this contract.

4.	In accordance with the Contract Law of the People’s Republic of China, the Trust Law of the People’s Republic of China, the Measures for the Administration of Trust Companies, the Measures for the Administration of Structure Funds Trust Plans of Trust Companies and other relevant laws, regulations and rules and on the basis of voluntariness, equality and good faith, the trustor and the trustee enter into this contract to bind on all parties.

Article 1 Terms and Definitions

In this Contract, unless the context otherwise explains or requires, the following terms shall have the following meanings:

1.1 This Contract: Refers to this FOTIC·Jinghua Structure Fund 5 Trust Plan-Structure Funds Trust Contract-Subordinated Level (including all annexes) and any modification and supplement hereto.

1.2 This Trust Plan: Refers to the structure funds trust plan established according to FOTIC·Jinghua Structure Fund 5 Trust Plan-Structure Funds Trust Contract-Senior Level and this Structure Funds Trust Contract. Based on their confidence in the trustee, the trustors entrust the trustee to establish the trust by using their legally owned assets. The trustee shall manage, use and dispose of the trust property for the benefit of the beneficiaries in the name of the trustee according to the wishes of the trustors.

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1.3 Trustor: Refers to a natural person or entity willing to use his/its own funds to join this structure funds trust plan.

1.4 Trustor/senior beneficiary: The trustor who is entitled to senior right among the trustors when trustors and beneficiaries are the same persons.

1.5 Trustor/subordinated beneficiary: The trustor who is entitled to subordinated right among the trustors when trustors and beneficiaries are the same persons.

1.6 Trust funds: Refers to the funds that trustors deliver to the trustee in the trust period. By the order of benefit rights, the trust funds in this Trust Plan are classified into trust funds with senior right and trust funds with subordinated right. Specifically, the trust funds include the funds that the new trustor/senior beneficiary delivers to the trustee in the trust period; the initial fund paid by the trustor/subordinated beneficiary according to Article 4 hereof and the funds input by the trustor/subordinated beneficiary by installments in the trust period according to this Contract, and all or part of the trust earnings carried forward to trust funds according to the corresponding provisions in Annex 2 hereto, but the trust funds redeemed by the trustor/subordinated beneficiary according to the corresponding provisions in Annex 2 hereto and the loss carried forward owing to business loss are deducted.

1.7 Trust property: Refers to the trust funds as well as the property obtained by the trustee from the management, use or disposal of the trust funds or for other reasons. All the money, revenues, payments or any form of economic interests arising from the trust property, related to the trust property, or obtained from the trust property shall be held by the trustee in form of trust and included into the trust property.

1.8 Trust benefit right: Refers to the right of beneficiaries to be entitled to trust benefits in this Trust. The trust benefit right is divided into trust units of an equal share. The number of trust units subscribed for by trustors is the basis for which the trustee returns the trust property to beneficiaries and distributes the trust benefits when the trust is terminated. One trust unit corresponds to 1 yuan of initial trust fund.

Senior right (the beneficiary entitled to senior right is a senior beneficiary): In or after expiration of the trust period, with respect to the trust earnings obtained by the trustee from the management, use and disposal of the trust property, the senior beneficiary is entitled to the right to obtain trust earnings from an agreed amount of the trust property in priority, or to prioritise the distribution of the principal of the trust fund and the corresponding expected earnings over the subordinated beneficiary when this Trust Plan is terminated and after the trust property deducts trust costs.

Subordinated right (the beneficiary entitled to subordinated right is a subordinated beneficiary): In or after expiration of the trust period, with respect to the trust earnings obtained by the trustee from the management, use and disposal of the trust property, the subordinated beneficiary is entitled to the right to obtain trust earnings from an agreed amount of the trust property after the senior beneficiary, i.e., is entitled to the right to obtain the remaining trust earnings after the distribution of the principal of the trust fund and the corresponding expected earnings to the senior beneficiary in the period of this Trust Plan or after termination of the trust plan.

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1.9 Trust income: Refers to the income obtained by the trustee from the management, use and disposal of the trust property.

1.10 Trustee remuneration: Refers to the remuneration that the trustee collects when managing this Trust.

1.11 Trust costs: Refer to the trustee remuneration prescribed herein and other relevant expenses borne by the trust property.

1.12 Trust earnings: Refer to the net income obtained by the trustee from the management, use and disposal of the trust property. The trust property is reduced due to the payment of trust earnings.

1.13 Trust Documents: Refer to this Trust Contract, Trust Plan Specification and Risk Declaration.

1.14 Trust period: Refers to the trust period prescribed in Article 6 hereof.

1.15 Trust laws: Refer to the Trust Law of the People’s Republic of China (including any amendment to this law by the competent government agency from time to time) as well as any present or future laws, regulations or judicial interpretations related to Chinese trusts, trust relations and/or trust companies.

1.16 Working days: Refer to normal business days specified by the State, not including Saturdays, Sundays or public holidays.

1.17 Beneficiaries: Refer to the beneficiaries prescribed in Article 3 hereof and/or the entities changed or added as a result of the transfer of trust benefit right according to this Contract, including the senior beneficiary and the subordinated beneficiary.

1.18 Related parties: Related parties of a party refer to the parties that are defined as the related parties of the party in accordance with the Company Law of the People’s Republic of China and relevant standards of Chinese Accounting Standards for Business Enterprises.

1.19 The “taxes and dues” mentioned herein include any taxes, levies, duties, fees, charges, expenses, deductions or withholdings of any nature that are levied, collected, withheld or determined by any tax authority or other government agency at present or in the future, as well as any interests, fines or other fees or charges that shall be paid or are required to pay in regard thereof.

1.20 Whenever an article, clause or annex is mentioned in this Contract, it may refer to the corresponding article, clause or annex of this Contract or article, clause of an annex of this Contract, as the context requires.

1.21 In this Contract, where a provision of a law or regulation is mentioned, it refers to the provision that has been revised or reformulated.

1.22 In this Contract, “trustor” and “trustee” include their respective successors and permitted transferees and anyone who obtains such appellations, as the context allows.

1.23 The headings of the articles, clauses and annexes in this Contract are set for convenience only.

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Article 2 Establishment and Purpose of the Trust

2.1 Based on the confidence in the trustee, the trustor/subordinated beneficiary entrusts the trustee to establish this Trust Plan by using its legally owned assets.

The trustee hereby accepts that it will act as the trustee according to the provisions hereof, and hold the trust property for the benefits of the beneficiaries in form of trust. It also promises that it will manage and use the trust property strictly according to relevant contract provisions.

In the event of a conflict of interests between the senior beneficiary and the subordinated beneficiary, the interests of the senior beneficiary shall be ensured on the precondition of no conflict with the obligations that the trustee shall perform for the subordinated beneficiary according to this Contract.

2.2 Purpose of the trustor/subordinated beneficiary’s establishment of this Trust Plan:

To entrust the trustee to use the trust property according to the wishes of all trustors by issuing personal loans or by other methods prescribed herein, thus obtains legal returns.

Article 3 Beneficiary

This Trust is a self-benefit trust, with the beneficiaries and trustors being the same persons.

The trust benefit right under this Trust Plan is classified into two categories, namely: senior right and subordinated right. The beneficiaries are entitled to senior right or subordinated right according to the provisions of this Trust Plan and the Trust Contract. Senior right and subordinated right are not any form of obligations or responsibilities such as commitment, guarantee, warranty or assurance of the trustee to the distribution of all or part of the trust earnings that may be obtained from such right.

The beneficiary hereunder is a subordinated beneficiary, and entitled to subordinated right.

Article 4 Trust Funds and Delivery Thereof

4.1 As at 19 December 2014, the balance of the trust funds of the trustor/subordinated beneficiary under this Trust Plan was RMB125 million (in words: one hundred and twenty five million yuan) in total, and had been delivered to the trust property account according to Jinghua No. 6 (Issue 6) Single Fund Trust Contract (Contract No.: 095 2014-X095 001 006).

4.2 The trust funds must be property that is legally owned by a trustor and of which the trustor has the right to dispose of according to law.

4.3 If the subsidiaries and related enterprises of the trustor/subordinated beneficiary or other companies designated by the trustor/subordinated beneficiary conform to the conditions for qualified investors specified in the trust laws, they may, as new trustors/subordinated beneficiaries, apply for joining or quitting from this Trust Plan according to the provisions hereof.

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A new trustor/subordinated beneficiary shall meet all of the following four conditions:

4.3.1 The trustor/subordinated beneficiary shall be a natural person with full capacity for civil conduct, or a legal person, or any other legally established organization in the territory of the People’s Republic of China (hereinafter collectively referred to as “trustor/secondary beneficiary”);

4.3.2 The trustor/subordinated beneficiary is a qualified investor specified in the Measures for the Administration of Structure Funds Trust Plans of Trust Companies;

4.3.3 The trustor/subordinated beneficiary is the only beneficiary;

4.3.4 The number of natural-person trustors with single entrusted fund of less than RMB3,000,000 under this Trust Plan does not exceed 50. The number of qualified institutional investors is not limited.

A new trustor/subordinated beneficiary may join this Trust Plan after the trustor/subordinated beneficiary files a written application to the trustee and the two parties reach a consensus through consultation.

The fund for a new trustor/subordinated beneficiary joining this Trust Plan is not less than RMB1,000,000. The part exceeding RMB1,000,000 is increased at the integral multiple of RMB100,000.

4.4 After this Contract comes into effect, the trustor/subordinated beneficiary shall, at its own expenses, deliver the entrusted fund in the preceding Article 4.3 to the trust property account designated by the trustee by means of transfer, and inform the trustee in writing by fax (the format of the notice is shown in Annex 3 hereto). After confirming that the trust property account has received the entrusted fund, the trustee shall affix its seal to the written notice of the trustor/subordinated beneficiary as confirmation, and give an immediate reply to the trustor/subordinated beneficiary by fax. The information of the account is as follows:

Account holder: China Foreign Economy and Trade Trust Co., Ltd.

Bank: Guangzhou Yuexiu Sub-Branch of China Merchants Bank

Account No.: 955101011374819

4.5 In the trust period, subject to the subsequent Article 4.6, and upon the unanimous consent of all subordinated beneficiaries, the trustor/subordinated beneficiary shall have the right (but no obligation) to entrust additional funds to the trustee at any time at its discretion to increase the trust property held, managed and disposed of by the trustee. When the trustor/subordinated beneficiary supplements funds, the supplementation shall be made at a unit of RMB100,000. The trustee agrees to act as the trustee of such additional funds.

4.6 In the existing period of this Trust, the trustor/subordinated beneficiary shall notify the trust manager on phone in advance of its intention of entrusting additional funds to the trust property account and including the funds into the trust property managed by the trustee, and issue a written notice to the trustee after such funds are transferred out from the own account of the trustor/subordinated beneficiary (the format of the notice is shown in Annex 3 hereto). After the trustee confirms that the additionally entrusted funds have arrived at the trust property account, it shall affix its seal to the written notice of the trustor/subordinated beneficiary as confirmation, and give an immediate reply to the trustor/subordinated beneficiary by fax.

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Article 5 Formation and Effectiveness of the Trust

5.1 This Contract shall take effect after the legal representatives or authorized representatives of the parties sign and affix official seals/contract seals to it. This Contract shall be terminated after the trust period expires or this Trust is liquidated. This Trust Plan is formed and takes effect on the date when this Contract takes effect and the trustor pays the initial trust fund to the trust account. The effective date of formation of this Trust Plan is 25 August 2014.

Article 6 Trust Period

6.1 Unless otherwise specified in this Contract or this Contract is terminated in accordance with its relevant provisions, the period of this Trust Plan is from 25 August 2014 to 31 December 2019.

6.2 If the trustor/subordinated beneficiary desires to extend the period of this Contract, The trustor/subordinated beneficiary may negotiate in good faith with the trustee at least 30 days before the expiration of the trust period. With the consent of the parties, the trust period can be extended accordingly.

Article 7 Management, Use and Disposal of the Trust Property

7.1 The trustee shall manage the trust property in its own name and strictly comply with the provisions hereof.

7.2 During the management, use or disposal of the trust property, the trustee shall abide by the trust laws and all relevant laws, regulations or rules promulgated by any competent authority.

7.3 The trustee shall separately manage and keep accounts the trust property and its inherent property or any other property or asset managed by the trustee at any time; shall not include the trust property to its inherent property or other assets it manages or make the trust property its inherent property or a part of other assets it manages. The trustee shall remit funds to the trust property account or withdraw funds from the trust property account only when it is explicitly prescribed in this Contract or in the contract that the trustor requires the trustee to sign.

7.4 If needed, the trustee may delegate a third party to handle trust affairs on its behalf.

7.5 The trustee shall keep a complete record of the handling of the trust affairs and report the status of the trust property and its management, use, and status of income and expenditures to the trustors and beneficiaries on a quarterly basis. The formats and contents of the reports are shown in Annex 4 hereto. The trustor and the trustee shall also regularly perform financial accounting of the trust project according to the provisions of Annex 5. For the purpose of issuance of the above reports or financial accounting for the trustee, the trustor shall prompt its related companies to provide the relevant information to the trustee.

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Article 8 Risk Disclosure and Risk Assumption During Management of the Trust Property

8.1 During the management, use or disposal of the trust property, the trustee may face various risks (see Risk Declaration), including but not limited to project operational risk, counterparty operating risk/trust claims quality risk, moral risk, guarantor performance risk, collateral-related risks, senior beneficiary damage risk, senior trust redemption and extension risk, risk of loss of the trust property incurred to prevent the loss of the trust principal and earnings of the structure funds trust, policy and legal risks, and other risks (including but not limited to the risk of misappropriation of the trust fund, industry risk, risk of unexhausted due diligence, trust extension risk, risk of early closure of trust, risk of intenable or invalid trust, risk of redemption delay from trustee’s recourse to the guarantor caused by the failure of the borrower to repay principal and interest on schedule, and risk of impact of other force majeure such as political, economic and natural disasters on the trust property. The risks from the management of the trust property shall be assumed by the trust property. The trustee does not make any promise to the profit and loss of the management, use and disposal of the trust property.

8.2 In the event that the trustee handles the trust affairs in violation of the provisions hereto, causing loss of the trust property, the trustee shall make compensation for the loss. If the trustee is unable to compensate the loss in full, the trustee shall not be held responsible by the trustor and beneficiary for such loss.

8.3 In the event that a judicial organ takes enforcement measures against the trust property hereunder, such as seal-up and freezing, due to the debts generated from the trustee’s use of its inherent property or management or use of other properties other than the trust property, the trustee shall explain to the judicial organ at the earliest possible time, and meanwhile inform the situation to the trustor and beneficiary. If the trustee fails to explain the situation to the judicial organ and as a result, the judicial organ takes enforcement measures and actual loss is incurred, the trustee shall be responsible to make compensation.

8.4 If the creditor of the trustor or beneficiary has had the priority right to be compensated with the trust property before the trust hereunder is established, and exercises this right according to law after the establishment of the trust and enforces the trust property by judicial means, the trustee will not bear any loss of the trustor and beneficiary.

Article 9 Presentation and Guarantee

9.1 The trustee presents and guarantees to the trustor:

9.1.1 It is a trust company duly organized and validly existing in accordance with Chinese laws and regulations. It has a good reputation under Chinese laws and regulations and the power to own its own assets and carry out its business in the current way;

9.1.2 Establishing this Trust and using the trust property according to this Contract comply with the provisions of the trust laws, Chinese laws, regulations or rules or its articles of association;

9.1.3 The obligations of the trustee hereunder are legal, valid, binding and enforceable;

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9.1.4 It has the right to sign, execute and deliver and has taken all necessary steps and actions to authorize it to sign, perform and deliver this Contract;

9.1.5 It is properly licensed to conduct trust business in China and perform all of its responsibilities hereunder;

9.1.6 It is unaware that any matter may or will negatively affect its ability to perform its obligations hereunder;

9.1.7 The signing of this Contract and the performance of the obligations and responsibilities hereunder do not violate the provisions of any agreement to which it is a party or that it shall comply with;

9.1.8 No event that makes the information provided by the trustee or its representative untrue or misleading in any material respect has occurred or is omitted, and no information that makes the information provided by the trustee or its representative untrue or misleading in any material respect is given or refused; and

9.1.9 All the written information provided by the trustee or its representative is true, complete and accurate in all material respects, and is not misleading in any respect, and is based on the circumstances in which the presentation was made (included in such information). Such written information does not omit any presentation of any important facts that need to be presented to make the presentations contained in such information not misleading.

9.2 The trustor presents and guarantees to the trustee:

9.2.1 It is a company duly organized and validly existing in accordance with Chinese laws and regulations. It has a good reputation under Chinese laws and regulations and the power to own its own assets and carry out its business in the current way;

9.2.2 Establishing this Trust does not violate the provisions of its articles of association;

9.2.3 The obligations of the trustor hereunder are legal, valid, binding and enforceable;

9.2.4 It has the right to sign, execute and deliver and has taken all necessary steps and actions to authorize it to sign, perform and deliver this Contract;

9.2.5 It is unaware that any matter may or will negatively affect its ability to perform its obligations hereunder;

9.2.6 The signing of this Contract and the performance of the obligations and responsibilities hereunder do not violate the provisions of any agreement to which it is a party or which it shall comply with;

9.2.7 No event that makes the information provided by the trustee or its representative untrue or misleading in any material respect has occurred or is omitted, and no information that makes the information provided by the trustee or its representative untrue or misleading in any material respect is given or refused;

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9.2.8 All the written information provided by the trustor or its representative is true, complete and accurate in all material respects, and is not misleading in any respect, and is based on the circumstances in which the presentation was made (included in such information). Such written information does not omit any presentation of any important facts that need to be presented to make the presentations contained in such information not misleading; and

9.2.9 The subjects that the trustor designates the trustee to cooperate with are all companies duly organized and validly existing in accordance with Chinese laws and regulations. They have a good reputation under Chinese laws and regulations and the power to own their own assets and carry out their businesses in the current way.

Article 10 Rights and Obligations of the Trustor

10.1 Right of the trustor

The trustor shall have the following rights under the condition of not affecting its rights under other provisions hereof and its rights specified in the trust laws:

10.1.1 Trustor shall have the right to know the management, use, disposal, and status of income and expenditure of the trust property, and require the trustee to make an explanation report (the specific format is shown in Annex 4).

10.1.2 The Trustor shall have the right to read, copy or reproduce the trust accounts related to the trust property and other documents related to the handling of the trust affairs.

10.1.3 In the event that the trustee disposes of the trust property in violation of the trust purpose prescribed herein, or violates its management responsibilities, causing loss of the trust property, the trustor shall have the right to apply to the people’s court for withdrawal of this disposal, and to require the trustee to restore the trust property to the original state or make compensation.

10.1.4 Other rights specified in this Contract and the trust laws.

10.2 Obligations of the trustor

10.2.1 The trustor shall deliver the trust fund according to this Contract and guarantee it has legal ownership or right of disposition of the trust fund.

10.2.2 The trustor shall be a qualified investor conforming to the provisions of the Measures for the Administration of Structure Funds Trust Plans of Trust Companies.

10.2.3 The trustor shall bear trust costs with trust property according to the provisions hereof.

10.2.4 The trustor/subordinated beneficiary shall use the trust property of the agreed amount in this Trust Plan to guarantee the trust principal and expected earnings of the new trustor/senior are not impaired. When the trust principal and expected earnings of the senior beneficiary are unredeemable, the trustor/subordinated beneficiary is obliged to supplement subordinated funds according to the requirements of the trustee to assure senior redemption.

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The trustor/subordinated beneficiary promises and accepts that in the period of the trust plan, the ratio between the property belonging to the subordinated beneficiary and the corresponding senior trust principal of each issue in this Trust is subject to the ratio prescribed in the Project Service Agreement entered between the loan service provider and the trustee, but the ratio between senior trust principal and subordinated trust principal on the first issue may not exceed 1: 1, and the ratio on latter issues may not exceed 3: 1. The specific ratio is determined after negotiations between the loan service provider and the trustee.

10.2.5 Other obligations specified in this Contract and the trust laws.

Article 11 Rights and Obligations of the Trustee

In addition to the responsibilities, obligations and liabilities of the trustee specified in the trust laws, the trustee shall have only the rights, powers, discretions, privileges, responsibilities, obligations and liabilities expressly prescribed herein.

11.1 Rights of the trustee

11.1.1 The trustee shall have the right to collect trustee remuneration according to the provisions hereof.

11.1.2 The trustee shall have the right to manage, use and dispose of the trust property in its own name according to the provisions hereof.

11.1.3 The trustee has the priority right to get compensation from the trust property if it uses its inherent property to pay in advance the expenses spent in handling trust affairs.

11.1.4 The trustee shall have the right to resign or cancel this Contract according to the provisions hereof.

11.1.5 If agreed by the trustor/subordinated beneficiary, the trustee may designate the power according to the terms and conditions agreed by the trustor (including whether the agent has the power of designation). The trustee is liable to the behaviors of the agents or sub-agents designated by the trustor/subordinated beneficiary. As for an agent or sub-agent designated by the trustee itself and agreed by the trustor/subordinated beneficiary, the trustee is responsible to supervise the performance of this agent or sub-agent, and is liable to any loss resulting from any misconduct or default of this agent or sub-agent.

11.1.6 The trustee shall have the right to exercise the relevant rights granted in the Project Service Agreement [095 2014-Q095 001 001JH].

11.1.7 Other rights specified in this Contract and the trust laws.

11.2 Obligations of the trustee

11.2.1 The trustee shall comply with the provisions hereof, fulfill its duties, perform its obligation of being honest, trustworthy and cautious and managing effectively, manage the trust property in a way specified in the trust contracts at all levels signed with the trustors, and handle the trust affairs to the best interest of the beneficiaries. In case of a conflict of interests among the beneficiaries at all levels, priority is given to the interests of senior trustors.

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The trustee shall not exercise any right, power or discretion beyond the scope of authorization of the trustors provided herein.

11.2.2 The trustee shall not use the trust property to seek interests except the trustee remuneration agreed herein.

11.2.3 The trustee shall manage and keep accounts the trust property and its inherent property separately and shall not convert the trust property into its inherent property.

11.2.4 The trustee must keep a complete record on handling of the trust affairs and report the management, use, and status of income and expenditure of the trust property to the trustors and beneficiaries according to the provisions hereof.

11.2.5 The trustee shall issue the trust earnings under this Trust to beneficiaries according to the provisions hereof.

11.2.6 The trustee shall appoint two or more trust managers, responsible to manage the trust property and acting as contact persons to handle all the matters under this Contract and any other agreement related to this Contract on behalf of the trustee. The trustee shall grant the trust managers all the powers necessary for the handling of such matters.

11.2.7 Without the separate consent of the trustor/subordinated beneficiary, the trustee shall not allow any party through a power of attorney or any other means in any period to exercise all or any of the rights, powers, privileges, and discretions that this Contract grants to the trustee.

11.2.8 Other obligations specified in this Contract and the trust laws.

Article 12 Rights and Obligations of Beneficiaries

12.1 Since the date when this Trust is formed and takes effect, the beneficiaries are entitled to the trust benefit right hereunder, and thus obtain the trust earnings under this Trust.

12.1.1 The senior beneficiary is entitled to senior right according to the provisions of the Trust Contract since the effective date of the Structure Funds Trust Contract-Senior Level. In the trust period or after expiration of the Trust Contract, the senior beneficiary has the priority right to obtain trust earnings from an agreed amount of the trust property after deduction or allotment of trust costs from the trust earnings obtained by the trustee from the management, use and disposal of the trust property.

12.1.2 The subordinated beneficiary is entitled to subordinated right according to the provisions of the Trust Contract since the effective date of the Structure Funds Trust Contract-Subordinated Level. In the trust period or after expiration of the Trust Contract, with respect to the trust earnings obtained by the trustee from the management, use and disposal of the trust property after deduction or allotment of trust costs, the subordinated beneficiary is entitled to acquisition of trust earnings, and distribution of the trust property and other rights after the senior beneficiary. In the existing period of the trust of the senior beneficiary, if the balance of the trust property account is not enough to pay the principal and earnings of the trustor/senior beneficiary, the trustor/subordinated beneficiary promises it will make supplementary payment by using its trust property in this Trust Plan, and the trustor/subordinated beneficiary is obliged to supplement subordinated fund to guarantee the redemption of the senior principal and earnings. If it is still not enough for the payment and the trustor/subordinated beneficiary does not use its own fund or self-raised fund to make supplementary payment, the trustee shall have the right to control fund outflow and stop issuing trust loans.

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12.2 The trust benefit rights of beneficiaries may be transferred, inherited or succeeded according to the provisions hereof.

12.3 Beneficiaries shall have the right to know the management, use, disposal, and status of income and expenditure of the trust property, and require the trustee to make explanation.

12.4 Beneficiaries shall have the right to read, copy or reproduce the trust accounts related to the trust property and other documents related to the handling of the trust affairs.

12.5 In the event that the trustee disposes of the trust property in violation of the trust purpose prescribed herein, or violates its management responsibilities, causing loss of the trust property, the beneficiaries shall have the right to apply to the people’s court for withdrawal of this disposal, and to require the trustee to make compensation.

12.6 Where the duties of the trustee are terminated, the beneficiaries shall have the right to elect a new trustee.

12.7 No beneficiary may use trust property to provide guarantee.

12.8 Other rights and obligations of the beneficiaries specified in the trust laws.

Article 13 Transfer of Trust Benefit Right

13.1 The trust benefit right includes the following few aspects:

13.1.1 The right to obtain the trust earnings issued in the trust period;

13.1.2 The right to own the trust property after termination of the trust;

13.1.3 Other rights specified in the trust laws.

13.2 Under the consensus of all subordinated beneficiaries and the trustee, a beneficiary may transfer by itself all or part of its trust benefit right according to the provisions hereof, but the transferee must be a qualified subject that conforms to the provisions of the relevant laws and regulations.

13.3 When a beneficiary transfers by itself all or part of its trust benefit right, it shall sign relevant documents with the trustee and the transferee by presenting the originals and photocopies of this Contract, business license, organization code certificate, and legal representative’s ID card. The transfer of trust benefit right completed by the beneficiary itself not according to the above procedure is invalid, the trustee will consider the beneficiary stipulated herein as the trust beneficiary, and any dispute arising therefrom is irrelevant with the trustee. After completion of the transfer, the transferee of the trust benefit right will become a new beneficiary of this Trust and be entitled to the rights of beneficiaries prescribed herein.

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13.4 When the subordinated beneficiary transfers all or part of its trust benefit right to related parties, the trustee does not charge handling fees and other fees of the transfer. When the subordinated beneficiary transfers its trust benefit right to a third party other than related parties, the way and standard for the trustee’s collection of handling fees will be determined separately through negotiations.

13.5 With respect to the transfer of the trust benefit right resulting from succession, the successor shall go through the corresponding procedure on the premises of the trustee by providing legal documents that support the succession (including but not limited to merger, division, etc.).

13.6 When the trust benefit right is transferred after splitting, the transferee shall not be a natural person. The trust benefit right held by an institution shall not be transferred or transferred after splitting to natural persons.

Article 14 Beneficiary Conference

14.1 The beneficiary conference consists of all the beneficiaries in the trust plan.

14.2 When any of the following events appears without the prior agreement of the trust plan documents, a beneficiary conference shall be held to deliberate and decide it:

14.2.1 The Trust Contract is terminated in advance;

14 2.2 Other events for which the trust plan documents specify a beneficiary conference needs to be held.

14.3 The beneficiary conference shall be convened by the trustee. When the trustee fails or is unable to convene it according to the provisions, the beneficiaries representing above 10% of the trust units shall have the right to convene it by themselves.

14.4 When a beneficiary conference is convened, the convener shall announce the time, form, matters to be deliberated, procedure, voting formula and other matters of the beneficiary conference on the website of the trustee (or other media) at least 10 working days in advance.

The beneficiary conference may not vote on any matters that have not been announced.

14.5 The beneficiary conference may be held on site, or in such forms as mail, fax, telephone and network voting.

Each trust unit has one voting right. Beneficiaries may entrust agents to attend the beneficiary conference and exercise voting rights.

14.6 A beneficiary conference may be held only when beneficiaries representing at least 50% of trust units are present;

A decision on a deliberated matter at the conference requires the votes of the attending beneficiary representing at least two thirds of voting rights; and advance termination of the Trust Contract requires unanimous consent of all beneficiaries.

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All beneficiaries agree that under the consensus of all subordinated beneficiaries, the following matters may be decided:

(1)	Redeem the entrusted funds in case of addition or under the condition of conforming to the ratio of the property of the subordinated beneficiary corresponding to the senior trust principal of each issue;

(2)	Add a new trustor/subordinated beneficiary;

(3)	Replace the trustee;

(4)	Modify the Structure Funds Trust Plan Safekeeping Contract;

(5)	Change the way to use the trust property;

(6)	Extend the trust period.

14.7 Without prejudice to the provisions hereof, the amount and time of addition or redemption of entrusted funds, and the number and proportion of trust units held by each trustor shall be determined according to the written consensus of all subordinated beneficiaries.

Article 15 Accession, Quit and Authorization of New Trustors/Senior Beneficiaries

15.1 Under the consensus of all subordinated beneficiaries and the trustee, this structure funds trust plan may accept new trustors/senior beneficiaries to join it.

15.2 After a trustor/senior beneficiary joins or quits from the trust plan, the amount of fund, the time of accession or quit and the number and proportion of trust units held by each trustor shall be determined according to the written consensus reached by the parties concerned.

Article 16 Accession, Quit and Authorization of New Trustors/Senior Beneficiaries

16.1 Under the consensus of all subordinated beneficiaries, this structure funds trust plan may accept the accession of new trustors/subordinated beneficiaries; under the consensus of all subordinated beneficiaries and the trustee, the structure funds trust plan may accept the quit of trustors/secondary beneficiaries.

16.2 After accession or quit of trustors/subordinated beneficiaries, the time of accession or quit and the number and proportion of trust units held by each trustor shall be determined according to the written consensus reached by the parties concerned.

Article 17 Change of the Trustee and Election of a New Trustee

17.1 Upon approval of all subordinated beneficiaries, the trustee shall have the right to resign at any time of the trust period. The trustee shall notify in writing all subordinated beneficiaries of the intention and reason of its resignation. All subordinated beneficiaries have the discretion to approve the resignation of the trustee, and shall notify their decision to the trustee in time. The beneficiaries may not unreasonably refuse such resignation request, particularly under the following circumstances or after occurrence of the following circumstances: (i) the resignation is approved by all subordinated beneficiaries; or (ii) all subordinated beneficiaries designate a succeeding trustee; or (iii) the trustee transfers all trust properties to the succeeding trustee; or (iv) the trustee signs confidentiality commitment of which form and content satisfy the trustors.

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17.2 The trustee shall provide the succeeding trustee with all the documents, records and assistances that the succeeding trustee may reasonably require in order to perform its duties as a trustee of this Trust.

17.3 If the resignation does not obtain the approval of all subordinated beneficiaries, the trustee shall continue to perform its obligations and responsibilities as a trustee of this Trust.

17.4 If any of the following events occurs, all trustors/subordinated beneficiaries, upon reaching a consensus through consultation, shall have the discretion to replace the trustee:

17.4.1 The trustee fails to maintain its financial license or has lost its qualification for a trustee according to the provisions hereof;

17.4.2 The right to control the trustee is changed, and any new natural person or legal entity obtains the right to instruct the businesses of the trustee through a contract, asset ownership or other means;

17.4.3 The trustee is bankrupt, enters any closedown, administrative takeover or similar procedure, or enters a liquidation procedure voluntarily or by force;

17.4.4 The trustee fails to perform any important obligation under any contract under this Contract or any contract associated with this Contract in other ways (collectively referred to as “associated contracts”), such default is correctible, and the trustee fails to correct its default within 20 working days since the date when the trustee receives a notice from a trustor or any party to any associated contract, stating the specific content of the default and requiring the trustee to correct the default; and

17.4.5 The trustee violates important provisions of any associated contract, and such default is not correctible.

17.5 In the event that all subordinated beneficiaries replace the trustee according to Article 17.4, the trustee will relieve its duties as a trustee after (i) all subordinated beneficiaries designate a succeeding trustee; (ii) the trustee transfers all trust property to the succeeding trustee; (iii) the trustee signs confidentiality commitment of which form and content satisfy all subordinated beneficiaries; and (iv) all subordinated beneficiaries sign a relief notice that confirms all transfers have been completed.

17.6 The resignation and duty relief of the trustee does not affect the liability generated from the acts of the trustee conducted in the term of office as a trustee. After the trustee resigns or is relieved from its duties, its rights and/or obligations hereunder shall be terminated, unless otherwise prescribed herein.

17.7 A new trustee shall be elected by all subordinated beneficiaries. After all subordinated beneficiaries determine a candidate of a new trustee, they shall send a notice on determination of a new trustee, and a document confirming that the new trustee agrees to perform the entrusted duties prescribed herein to the trustee.

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Article 18 Costs Borne by the Trust Property

Unless otherwise paid by the trustor, the expenses, taxes and dues arising from the trustee’s handling of trust affairs shall be borne by the trust property. The specific operation mode is shown in Annex 1 “Accounting and Collection of Trust Costs”, and subject to the provisions of Annex 1.

18.1 The trust costs undertaken by the trust property include:

18.1.1 Trustee remuneration (on a contract basis)

18.1.2 Bank custodian fee;

18.1.3 Fixed management fees of the loan service institution;

18.1.4 Other relevant fees, including the following items:

(1)	Taxes and dues that shall be borne by the trust property during the management, use or disposal of the trust property;

(2)	Postage arising from the trustee’s handling of trust affairs;

(3)	Document or account book production and printing costs arising from the trustee’s handling of trust affairs;

(4)	Handling fees and service fees of agencies;

(5)	Relevant fees collected according to Project Service Agreement (095 2014-Q095 001 001JH);

(6)	External audit fees, appraisal fees and rating fees;

(7)	Information disclosure fees;

(8)	Costs incurred when the trust is terminated and liquidated;

(9)	Costs arising from lawsuits instituted by borrowers in personal home mortgage loan business;

(10)	The trust industry guarantee fund paid according to relevant national regulations (if any);

(11)	Other expenses that shall be borne by the trust property according to relevant national regulations.

18.2 Trust costs are borne by the trust property. If the trust property is not enough, the subordinated beneficiary shall make up the deficit. If the subordinated beneficiary fails to supplement the subordinated trust fund in full on schedule and the loan service provider fails to perform the fund payment obligation under Project Service Agreement (095 2014-Q095 001 001JH), the trustee shall have the right to monitor and retain the balance of the trust account, unilaterally transfer funds from the trust account by force and stop issuing trust loans until the trust costs are paid off. The verification and collection methods of trustee remuneration of this Trust are shown in Annex 1 hereto and subject to the relevant provisions of Annex 1.

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Article 19 Taxes and Dues of the Trust

The beneficiaries and the trustee shall pay taxes for their income respectively according to relevant laws. Other taxes and dues that shall be borne by the trust property shall be handled in accordance with the laws, administrative regulations and the provisions of the relevant state authorities. The relevant taxes and dues that shall be borne by the beneficiaries themselves (including but not limited to business tax, urban construction tax and education surcharges, etc., if any) shall be paid by the beneficiaries, while the trustee does not withhold and remit them. The trustee shall have the right to use the trust property to pay the stamp duty incurred during the trustee’s use of the trust property.

Article 20 Trust Earnings, Trust Property Ownership and Trust Fund Redemption

20.1 The trust earnings under this Trust belong to beneficiaries.

20.2 The trust earnings under this Trust are issued in a monetary form. The specific operation method is shown in Annex 2 hereto and subject to the relevant provisions of Annex 2.

20.3 Under the consensus at the subordinated beneficiary conference, the trust funds under this Trust can be redeemed upon the application of the trustor/subordinated beneficiary and returned in a monetary form. The specific operation method is shown in Annex 2 hereto, and subject to the relevant provisions of Annex 2.

20.4 After the termination of this Trust, the trust property belongs to beneficiaries. The period from the 10th to the 20th working day after the trust is terminated and the trustee issues a liquidation report is the period for return and distribution of the trust property. The trustee shall transfer the trust property to the accounts reserved by beneficiaries and other accounts (if any) provided by the beneficiaries in the trust property return period.

20.5 The accounts reserved by beneficiaries shall not be cancelled before completion of ultimate distribution of the trust property. Changes of the accounts reserved by beneficiaries must be promptly informed to the trustee in writing. The trustee shall properly keep the trust property that the trustee is unable to return in the trust property return period because the changes of the accounts reserved by beneficiaries are not informed to the trustee in time. In this case, the beneficiaries themselves shall go through the collection procedure on the premises of the trustee. If the beneficiaries fail to collect the trust property on the premises of the trustee, the trustee only has the obligation of continued safekeeping. In the safekeeping period, the trustee will calculate the earnings of the trust property based on the demand deposit interest rate it obtains from the trust property account of the current issue and pay the earnings to the beneficiaries.

Article 21 Trust Termination and Liquidation

21.1 Termination of the trust

Under any of the following circumstances, this Trust shall be terminated:

21.1.1 All the parties to the trust reach a consensus or the trustors decide to terminate this Trust;

21.1.2 The trust period expires;

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21.1.3 This Trust is revoked by the competent government department;

21.1.4 All beneficiaries give up trust benefit right;

21.1.5 The trustor/subordinated beneficiary fails to honor its commitments to the trustor/senior beneficiary when the trust of the senior beneficiary expires;

21.1.6 Other circumstances for termination of the trust as prescribed herein.

21.2 Trust liquidation

21.2.1 The trustee shall set up a liquidation group within 3 working days since the date of termination of this Trust. The group is responsible to handle matters concerning liquidation of this Trust. The trustor/subordinated beneficiary shall have the right to apply for joining the liquidation group within 5 working days since the date of termination of this Trust.

21.2.2 The liquidation group is responsible to keep, calculate and distribute the trust property and prepare a trust liquidation report. In this period, the trustors shall render full cooperation. The liquidation group may conduct necessary civil activities according to law.

21.2.3 After completing the liquidation work of this project, the liquidation group shall prepare a trust property liquidation report, and inform the trustors and beneficiaries in a way prescribed herein.

21.2.4 Within 5 working days after the issuance of a liquidation report, if any party raises objection to the liquidation report, it shall have the right to apply for audit of a third party audit institution to the liquidation report issued by the trustee.

21.2.5 If the beneficiaries or their successors don’t raise a written objection within 10 working days since the date of notice on the trust liquidation report, the trustee will relieve its duties for the matters set forth in the liquidation report.

21.2.6 Liquidation costs: All the reasonable expenses of the liquidation group in the trust liquidation process shall be paid in priority with the trust property by the liquidation group, and the deficit shall be paid by the trustor/subordinated beneficiary separately.

21.2.7 Where this Trust is terminated due to the provisions in Article 17.6 hereof, the matters concerning liquidation of the trust property are stipulated by the trustor/subordinated beneficiary and the trustee separately.

21.3 Cooperation during termination of the trust

When this Trust is terminated according to Article 17.6 or 21.1 hereof, the trustor/subordinated beneficiary and the trustee may separately negotiate about the handling of the part of the trust property existing in a form of loan at the time of termination of this Trust, and all parties may agree that the property in such form may be transferred to the subordinated beneficiary, or a new trustee separately entrusted by the trustor/subordinated beneficiary, or under the precondition that the trustor/subordinated beneficiary has paid fees separately agreed by the two parties to the trustee, the trustee continues to act as the trustee of such property until the loans are fully settled.

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Article 22 Confidentiality Obligation

22.1 In the trust period and within the 10 years after expiration of this Contract or termination for any reason, or within 10 years after the trustee resigns or is replaced by trustors (although the trustee is no longer a party to this Contract), the information obtained by the trustee during management of this Trust (not limited to the information obtained by the trustee from the trustors or any beneficiary, also including the information obtained by the trustee from any third party with which the trustee may have a contract relationship in order to manage the trust property) shall be used only for the purpose of executing this Contract, and shall not be used or disclosed in a way detrimental to the trustors or any beneficiary or their economic interests.

22.2 Without the prior written consent of the trustors, the trustee shall not disclose any information relevant with this Trust to any third party, excluding the following information:

22.2.1 Information publicly available not for reason of the trustee;

22.2.2 Information required by the competent authority or judicial organ according to the explicit provisions of Chinese laws.

Article 23 Liability for Breach of Contract, Indemnity and Force Majeure

23.1 The trustors and the trustee shall strictly comply with the provisions hereof. When any party violates this Contract, it shall assume the liability for breach of contract to the observant party, and indemnify all the losses of the other party arising from the breach of contract, but a party shall not be liable to any indirect or non-direct losses or damages of the other party.

23.2 In the event that the default of a trustor or a cooperator who is designated by the trustor to sign an agreement with the trustee has resulted in property or reputation loss of the trustee or punishment of the trustee by a regulator, the trustor shall assume the joint and several liability for the direct actual loss of the trustee arising therefrom.

23.3 The trustor or any beneficiary does not assume liability in any form to any mispresentation, negligence or nonfeasance or intentional misconduct of the entrusted persons regarding to the trustee’s management of the trust property. Besides, The trustee agrees that, to the extent permitted by law, it will indemnify the trustor or any beneficiary against all or any liabilities, claims, suits, losses, damages, costs and expenses (including reasonable legal fees) arising from or in connection with the following reasons, defend for it and protect it from harm, and compensate the trustor or any beneficiary.

23.3.1 The trustee violates any presentation, guarantee, commitment or other provisions of this Contract or annexes.

23.3.2 Any act or omission of the trustee relevant with the management of the trust property or the performance of this Contract violates any Chinese law or regulation.

23.3.3 The trustee uses or discloses any information in violation of relevant laws and regulations or the provisions of this Contract or this annex.

23.3.4 The invalidity, illegality or unenforceability of a provision in this article shall not affect the continued performance of other provisions in this Article 21.3.

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23.4 If a party (“the affected party”) is obstructed, prevented or delayed from performing any obligation hereunder by a force majeure event:

23.4.1 The obligations of the affected party hereunder shall be suspended in the duration of the force majeure event and within the scope of obstruction, prevention or delay;

23.4.2 After occurrence of the force majeure event, the affected party shall notify the other party in the quickest and reasonable way of the force majeure event, the date of occurrence and the impact of the force majeure event on its ability to perform its obligations hereunder;

23.4.3 If the affected party fails to comply with the provisions in Article 23.4.2, its rights in Article 23.4.1 shall be suspended until it notifies the other party of the force majeure event, the starting date of the force majeure event and the impact of the force majeure event on its ability to perform its obligations hereunder;

23.4.4 The affected party shall make all reasonable efforts to reduce the impact of the force majeure event on its performance of its obligations hereunder; and

23.4.5 After the end of the force majeure event, the affected party shall notify the other party in the quickest and reasonable way that the force majeure event has ended and shall re-perform its obligations hereunder.

In this Article 23.4, “force majeure event” means any event that is unforeseeable, insurmountable and unavoidable and prevents the affected party from fully or partially performing this Contract in essence, including but not limited to: floods, fires, droughts, typhoons, earthquakes and other natural disasters, traffic accidents, strikes, turmoils, riots and wars (declared or not declared) and government acts or omissions. For the avoidance of doubts, any change of law is not a force majeure event.

Article 24 Applicable Laws and Resolution of Disputes

24.1 The signing, validity, performance, interpretation, modification, termination and other matters of this Contract shall be governed by the current laws, administrative regulations and rules of the People’s Republic of China.

24.2 For any dispute arising from or in connection with this Contract, the parties concerned shall first negotiate or resolve it through mediation; if the negotiation or mediation fails, the following method (2) (one of the two is selected) will be adopted to resolve it:

(1)	The dispute is submitted to Beijing Arbitration Commission for arbitration in Beijing according to the arbitration rules that prevail at the time of submission. The arbitral award is final and binding on all parties;

(2)	The dispute is submitted to the People’s Court in the place where the trustee is located, for resolution.

24.3 Except for the clauses in dispute, the two parties shall continue to perform their obligations in accordance with the provisions hereof.

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Article 25 Miscellaneous

25.1 Extension of the period

In the case that the receipt or payment date of the trustee prescribed herein coincides with a statutory holiday, it shall be postponed to next working day.

25.2 Declaration

The trustor, also on behalf of beneficiary hereby declares: The trust fund hereunder is the property that is legally owned by the trustor or that the trustor has the right to legally dispose of; before signing this Contract, the trustor has carefully read the Trust Documents, and has unambiguous understanding on the legal meanings of the rights, obligations and liability clauses and no objection to all provisions hereof.

25.3 Contract text

This Contract is made in duplicate, with the trustor and the trustee each holding one copy and both copies have the same legal effect.

25.4 Contract Annexes

The annexes of this Contract constitute a fixed part of this Contract and shall be interpreted accordingly. In case any provision of the annexes hereof is inconsistent with the text of this Contract, the relevant provisions in the annexes shall prevail.

25.5 Unless otherwise provided herein, any modification to this Contract shall be made in writing only.

25.6 Unless otherwise expressly prescribed in this Contract or required by law, neither party hereto may transfer all or any of its rights or obligations hereunder.

25.7 Unless otherwise provided herein, the rights, powers, discretions, remedies, and privileges set forth herein are cumulative and do not exclude any rights, powers, discretions, remedies, and privileges granted by law.

25.9 The failure or delay of either party (whether by action or other means) to exercise any right, power or privilege hereunder does not constitute a waiver of any such right, power or privilege, any single or partial exercising of any right, power or privilege hereunder does not preclude separate or further exercising of such right, power or privilege or exercising of any other rights, powers or privileges hereunder.

25.9 If any provision hereof is declared illegal or unenforceable by any judicial or other authority, such provision shall be deemed removed from this Contract and any other provisions of this Contract shall remain in full force. However, thereafter this Contract shall be revised by all parties in a reasonable manner so as to achieve the legitimate intention of the parties closest to the intention of the deleted provision.

Article 26 Contact and Notification

26.1 The trustor, beneficiary and trustee shall accurately write their respective mailing addresses and contact details. When a party changes its mailing address or contact way, it shall notify the other party in writing within 15 days from the date of the change. If there is a change one day before the expiration of the period of the trust, the other party shall be notified in writing within 2 days. If the party who changes its mailing address or contact way does not notify the other party of the change in a timely manner, then unless otherwise specified by law, the changing party shall be liable to the impact and losses caused thereby. Any such change shall not affect any party’s performance of its obligations hereunder. All the notices sent to new trustors\new beneficiaries by the trustee shall be issued to the founding subordinated trustor.

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26.2 The notices or other correspondences relevant with this Contract can be sent in any of the following specified ways to the addresses or numbers stated herein, and shall be deemed effectively delivered under the following situations:

26.2.1 A notice made in writing and sent by a specific person or courier shall be deemed effectively delivered on the date of personal delivery. The notice sent by telex shall be deemed effectively delivered on the date when the receiving party acknowledges reception;

26.2.2 A notice sent by facsimile shall be deemed effectively delivered on the date when the responsible employee of the receiving party receives the fax in a readable form (the two parties agree that the sending party is responsible to prove reception, which shall not be satisfied by the sending report generated by the fax machine of the sending party);

26.2.3 A notice sent by certified mail or registered mail (air mail if it is sent abroad) or equivalent mail (a receipt is needed) shall be deemed effectively delivered on the date of delivery or attempted delivery; or

26.2.4 A notice sent from an electronic information system shall be deemed effectively delivered on the date of receipt of electronic information;

26.2.5 If the date of delivery (or attempted delivery) or the date of receipt (if applicable) is not a working day or the information is delivered or received after the end of a working day, the notice shall be deemed delivered on next working day.

(The trustor should ensure that the information filled is correct and valid. The trustee will not be liable for any loss caused by incorrect filling.)

Trustor/subordinated beneficiary: Guangzhou Heze Information Technology Co., Ltd.

Business license number: 01113011582

Legal Representative: Zhen Wen

Contact address: Room 1407B, 3-II, Huaqiang Road, Tianhe District, Guangzhou City

Post code: [510045]

Contact person: Huiling Jiang

Tel: 020-61262861

Mobile:

Fax: 020-61222718

Email: jhl@cashchina.cn

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Account reserved by the beneficiary to receive trust earnings, trust benefit right transfer fund and trust property:

Account holder: Guangzhou Heze Information Technology Co., Ltd.

Bank: 120907624210201

Account No.: Guangzhou Yuexiu Sub-Branch of China Merchants Bank

Trustee: China Foreign Economy and Trade Trust Co., Ltd.

Business license number: 1000001000665 (4-1)

Authorized Representative: Weihui Xu

Contact address: 6th Floor, Central Tower, Chemsunny World Trade Center, 28 Fuxingmennei Street, Xicheng District, Beijing

Post code: 100031

Contact person: Li Zhou

Tel: 010-59568807

Mobile:

Fax: 010-59568845

Email: zhouli@sinochem.com

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(Signature page)

Trustor/Subordinated beneficiary: Guangzhou Heze Information Technology Co., Ltd.

[Seal] [Guangzhou Heze Information Technology Co., Ltd.]

Signature of the Legal Representative or Authorized Representative: [Seal] [Zhen Wen]

Trustee: China Foreign Economy and Trade Trust Co., Ltd.

[Seal] [Contract seal of China Foreign Economy and Trade Trust Co., Ltd.]

Signature of the Legal Representative or Authorized Representative: [Seal] [Seal of Weihui Xu]

Signed on: 19 December 2014

Signed at: Chemsunny World Trade Center, 28 Fuxingmennei Street, Xicheng District, Beijing

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Annex 1 Accounting and Collection of Trust Costs

In order to clarify the rights and obligations of the trustor/subordinated beneficiary and the trustee in the process of accounting and collection of trust costs, the following provisions are now formulated as Annex 1 to this Contract to further set out the details in Article 17 of the main body of this Contract. The meanings of the terms in this annex are the same as those specified in Article 1 of the text of this Contract

Article 1 Composition of Trust Costs

According to the provisions of Article 18.1 hereof, the trust costs undertaken by the trust property consist of trustee remuneration, bank custodian fees, and other relevant expenses. The trustee remuneration under this Trust Plan includes loan service fee and trustee remuneration under the project service agreement [0952014-Q95 001 001JH].

Article 2 Method for Verification of Loan Service Fee

2.1 Method for verification of loan service fee:

2.1.1 Calculation formula of loan service fee: Loan service fee=annual total lending scale*applicable rate of loan service fee

2.1.2 Method for determining total lending scale: The calculation base of loan service fee is annual total lending scale. Total lending scale refers to the sum of the loan amounts stated in the Loan Contracts entered into between the trustee and all borrowers in a natural year.

2.1.3 Loan service fee rate:

Calculation of loan service fee rate: If the annual total lending scale is RMB100,000,000 or below, the loan service fee rate is ***%; if the annual total lending scale exceeds RMB100,000,000, the loan service fee rate is ***%. The details are shown in the table below:

Annual total lending scale (unit: yuan)	Loan service fee rate
RMB100,000,000 or below	***	%
Above RMB100,000,000	***	%

2.2 Calculation of loan service fee:

2.2.1 Calculation cycle: One natural year is a calculation cycle. The date when the trust is formed and takes effect is the first date of the first calculation cycle. The first calculation cycle is from [25] [August] 2014 to [31] [December] 2014.

2.2.2 Accounting date: Within 20 working days after the end of each natural year, the trustor/subordinated beneficiary and the trustee shall jointly calculate and confirm the total amount of loan service fee in the previous year.

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Article 3 Method for Collection of Loan Service Fee

3.1 Determination of the amount of loan service fee

Within 20 working days after the end of each natural year, the trustor/subordinated beneficiary and the trustee shall jointly calculate and confirm the total amount of loan service fee in the previous year.

3.2 Time of payment of loan service fee

Within 30 working days after the end of each natural year, the trustor/subordinated beneficiary shall pay loan service fee for the current issue to the trustee.

3.3 Method for payment of loan service fee

Loan service fee shall be borne by the trust property. If the trust property is not enough to pay the loan service fee in the payment time prescribed herein, the subordinated beneficiary shall make up the deficit. Before the prescribed payment time, the trustee shall give a written notice to the trustor/subordinated beneficiary. In case of overdue payment, the trustee shall have the right to deduct it from the trust property, and the book value for calculation of the trust fund will not be reduced due to such deduction.

Article 4 Bank Custodian Fee

4.1 Method for verification of bank custodian fee:

4.1.1 Calculation formula of bank custodian fee: custodian fee=the principal of trust fund × custodian fee rate × actual number of days of duration/365

4.1.2 Bank custodian fee rate: 0.08%/year

4.1.3 The principal of trust fund refers to the senior trust fund and subordinated trust fund raised under this Trust Plan.

4.2 The calculation cycle and payment method of the bank custodian fee: The bank custodian fee is calculated and paid according to the relevant provisions of the custody agreement entered into between the trustee and the custodian bank.

Article 5 Fixed Management Fee of the Loan Service Institution

5.1 The fixed management fee of the loan service institution is the management fee collected by the loan service institution Shenzhen Fanhua United Investment Group Co., Ltd. based on the principal of trust fund. The calculation formula is: fixed management fee of the loan service institution =principal of trust fund × ***% × actual number of days of duration/365.

5.1.2 Calculation cycle: One natural year is a calculation cycle. The date when the trust is formed and takes effect is the first day of the first calculation cycle. The first calculation cycle is from the effective date of the trust to the date by which one year has passed since the effective date of the trust.

5.1.3 Accounting date: Within 20 working days after the end of each trust year, the trustee and the loan management agency shall jointly calculate and confirm the amount of loan management agency service fee in the previous year.

4.2 Method for payment of fixed management fee of the loan management agency: Within 30 working days after the end of each trust year, the trustee shall pay the loan management agency service fee for the current issue to the loan management agency.

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Article 6 Other Relevant Fees, Including the Following Items:

6.1 Taxes and dues incurred during management, use or disposal of the trust property;

6.2 Postage arising from the trustee’s handling of trust affairs;

6.3 Document or account book production and printing costs arising from the trustee’s handling of trust affairs;

6.4 Handling fees and service fees of agencies;

6.5 Relevant fees collected according to Project Service Agreement (095 2014-Q095 001 001JH);

6.6 Audit fee;

6.7 Information disclosure fees;

6.8 Costs incurred when the trust is terminated and liquidated;

6.9 Costs arising from lawsuits instituted by borrowers in personal home mortgage loan business;

6.10 The trust industry guarantee fund paid according to relevant national regulations (if any);

6.11 Other expenses that may be included according to relevant national regulations.

Within 10 working days after the end of each natural year, the trustee shall provide a detailed list of relevant expenses to the trustor/subordinated beneficiary, and jointly calculate other relevant expenses with the trustor/subordinated beneficiary.

Article 7 This Annex is an integral part of the Structure Funds Trust Contract, and has the same effect as the text of the contract.

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Structure Funds Trust Contract

Annex 2 Distribution of Trust Earnings and Redemption of Trust

Fund

In order to clarify the rights and obligations of the trustor/subordinated beneficiary and the trustee in the distribution of trust earnings and redemption of trust fund, the following provisions are now formulated as Annex 2 to this Contract.

Article 1 Daily Financial Management of This Trust

The daily financial management of this Trust is completed by the trustee. The trustor/subordinated beneficiary shall provide all necessary assistance to the daily financial management of the trustee.

Article 2 Liquidation and Distribution of Trust Earnings

2.1 After this Trust is formed and takes effect, the liquidation of trust earnings is conducted on the basis of natural years. One natural year is a calculation cycle. The date when the trust is formed and takes effect is the starting date of the first calculation cycle. The first calculation cycle is from [25] [August] 2014 to [31] [December] 2014.

2.2 Within 20 working days after the end of each natural year, the trustor/subordinated beneficiary and the trustee shall jointly confirm and liquidate the trust earnings for the previous year.

2.3 After the end of the liquidation of trust earnings for the previous year, the trustor may freely select one of the following 3 methods to confirm the use of trust earnings, and inform it to trustee in written form. If the trustor/subordinated beneficiary does not issue a written notice within 10 working days to confirm the use of trust earnings, the trustee will choose the method described in Article 2.3.1 as a default method to distribute trust benefits:

2.3.1 All the trust earnings are carried forward to trust fund, and retained in the trust account;

2.3.2 After the earning distribution of senior trust is completed, all the trust earnings are transferred into the account reserved by the subordinated beneficiary;

2.3.3 Part of the trust earnings are carried forward to trust fund, and after the earning distribution of senior trust is completed, the remainder is transferred into the account reserved by the subordinated beneficiary.

2.4 If the written notice issued by the trustor/subordinated beneficiary according to the foregoing Article 2.3 requires transferring any fund into the account reserved by a beneficiary, the content of such notice shall clarify the amount of transferred fund and the time of transfer.

2.5 After receiving a written notice issued by the trustor/subordinated beneficiary according to the foregoing Article 2.3, the trustee shall give written confirmation within 5 working days according to the written notice of the trustor/subordinated beneficiary, and take corresponding action according to the content of the written notice.

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Structure Funds Trust Contract

Article 3 Redemption of Trust Fund

With the approval of all subordinated beneficiaries, a subordinated beneficiary may apply in writing to the trustee for redemption of part of the trust fund, provided that it meets the following conditions:

3.1 The non-performing loan ratio of overall assets does not exceed 6%. Non-performing loan ratio of overall assets refers to 100%*balance of non-performing loans/balance of all loans. Non-performing loans refer to the loans that are overdue for more than 90 days (including the loans for which the loan service provider has paid loan loss provision and acquired creditor’s rights). Balance of all loans refers to the balance of all the credit assets under this Trust and Jinghua No. 6 and all the trust projects in which FOTIC is the trustee and the loan service provider provides loan management service. Balance of non-performing loans refers to the balance of non-performing loans under this Trust and Jinghua No. 6 and all the trust projects in which FOTIC is the trustee and the loan service provider provides loan management service. The balance of all loans and the balance of non-performing loans exclude the loans that have been written off.

3.2 After the subordinated beneficiary applies for redemption, the ratio between the principal of the subordinated beneficiary and the principal of the senior beneficiary meets the requirements of the Project Service Agreement; the ratio between the principal of the subordinated beneficiary and the principal of the senior beneficiary in the financing of each issue is calculated independently. During calculation of the ratio between the principal of the subordinated beneficiary and the principal of the senior beneficiary in the financing of each issue, the amount of the principal of the corresponding subordinated beneficiary occupied by the financing on all issues before the current issue shall be deducted. After the total amount of the principal of the subordinated beneficiary that guarantees the ratio between the principal of the subordinated beneficiary and the principal of the senior beneficiary in the financing of each issue is deducted, the subordinated beneficiary may redeem the remaining principal of the subordinated beneficiary.

3.3 The subordinated beneficiary shall ensure the amount of remaining trust fund in the trust property account after redemption is greater than the amount of trust costs that have been allotted, but not paid by the date of redemption application.

In the business development process, if supplement and perfection are needed, this annex will be modified in writing after the parties concerned reach a consensus through consultation. The modification will take effect after the parties concerned sign and affix their seals to it.

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Structure Funds Trust Contract

Annex 3A Trust Property Notice and

Confirmation-Trustor/Subordinated Beneficiary

[Date:        ]

Dear trustee,

According to the Structure Funds Trust Contract (No.:                ) entered into between you and us on [signing date], we hereby notify that we will entrust the following amount to the trust property account established according to the above agreement.

RMB [·]

The information of the trust property account is as follows:

Bank:

Account holder

Account No.:

After receiving the fund entrusted this time, please sign the following confirmation letter and reply us to confirm you agree to act as a trustee of such additional fund, and to include such additional fund into the existing trust and manage it accordingly.

The terms used in this Notice shall have the same meanings as the terms defined in the Structure Funds Trust Contract.

Best regards

[Name of the trustor]

Signature

(Official seal)

Signature

[Name of the trustee]

Signature

(Seal)

Signature

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Structure Funds Trust Contract

Annex 3B Trust Property Notice and Confirmation – New

Trustor/Subordinated Beneficiary

[Date:        ]

Dear trustee,

According to the Structure Funds Trust Contract (No.:                ) entered into between you and us on [signing date], we hereby notify that we will entrust the following amount to the trust property account established according to the above agreement.

RMB [·]

The information of the trust property account is as follows:

Bank:

Account holder

Account No.:

After receiving the fund entrusted this time, please sign the following confirmation letter and reply us to confirm you agree to act as a trustee of such additional fund, and to include such additional fund into the existing trust and manage it accordingly.

The terms used in this Notice shall have the same meanings as the terms defined in the Structure Funds Trust Contract.

Best regards

[Name of the trustor]

Signature

(Official seal)

Signature

[Name of the trustee]

Signature

(Seal)

Signature

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Structure Funds Trust Contract

Annex 3C Trust Property Notice and Confirmation (Redemption)

[Date:        ]

Dear trustee,

According to the Structure Funds Trust Contract (No.:                ) entered into between you and us on [signing date], we hereby notify that we will redeem the following amount from the trust property account established according to the above agreement.

RMB [·]

The information of the trust property account is as follows:

Bank:

Account holder

Account No.:

The account via which we receive the redeemed trust fund is as follows:

Bank:

Account holder

Account No.:

After receiving this notice, please sign the following confirmation letter and reply us to confirm you agree the trustor to redeem this fund and reduce this fund from the trust management fund.

The terms used in this Notice shall have the same meanings as the terms defined in the Single Fund Trust Contract.

Best regards

[Name of the trustor]

(Seal)

Signature

[Name of the trustee]

(Seal)

Signature

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Structure Funds Trust Contract

Annex 4 Format and Content of the Trustee Report

Personal Loan Trust Plan

    Q     Trust Fund Management Report

I. Summary of the Trust Plan:

Name of the trust plan:

Scale of the trust fund:	yuan	Issuance period of the trust plan:	—

Period of the trust plan:	years	Establishment date of the trust plan:

Expected earning rate:	—	Effective date of the trust plan:

Report period:

II. Application of Funds under the Trust Plan:

After establishment of the trust plan, the trustee will manage and apply it as trust fund, and use it to issue personal loans according to the manner of application and procedures agreed in this Trust Document.

III. Management of the Trust Plan:

In the trust period, the trustee will steadily and actively manage the funds on the principle of due diligence.

Amount of custodian fund	Accumulated loan amount

Custodian balance in the previous period	Amount of loans increased in the current period

External fund increased	No. of loaners increased in the current period

Fund increased through carry-over	Loan balance at the end of the period

Entrusted principal redeemed

Amount recovered in the current period	Amount incurred in the current period:

Principal

Interest

Stamp duty

Bank interest

Other earnings

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IV. Project Progress:

In the operating period of this project this quarter         , the manner of application is        , and the interest is calculated at demand deposit interest rate of         %.

V. Risk Analysis and Assessment

The main performance risks of this project are         risk, mostly         .     Meanwhile, this Trust Plan lowers the risk of reduction of overall earnings of the trust property through             .

VI. Overall Assessment

The project is functioning properly.

FOTIC will strictly comply with the provisions of the Trust Laws, the Measures for the Administration of Trust Companies, the Trust Documents of this Trust Plan and relevant laws and regulations, fulfill its duties, perform its obligation of being honest, trustworthy and cautious and managing effectively, manage and use the trust property, and seek maximum interests for the beneficiaries on the precondition of strict risk control.

Trust Manager:

China Foreign Economy and Trade Trust Co., Ltd.

Date

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Structure Funds Trust Contract

Annex 5 Operating Rules for Financial Accounting

Article 1 Accounting Object

The accounting object of this annex is this Trust.

Article 2 Time of Check

Within 20 working days after the end of each quarter, all parties jointly check the accounts and relevant data for this quarter.

Article 3 Items for Checking

3.1 Amount and number of loans actually issued in this accounting cycle;

3.2 Accumulated amount of loans issued (since the date of establishment of this Trust);

3.3 Trust fund statement in this accounting cycle;

3.4 Amount and calculation sheet of trust management fees allotted in this accounting cycle;

3.5 Bank custodian fee actually incurred in this accounting cycle (if any in this cycle);

3.6 Other expenses incurred in this accounting cycle;

3.7 Fund balance of the trust property account on the last working day of this accounting cycle;

3.8 Amount and quantity of funds recovered in this accounting cycle (including loan principal, interest and stamp duty withheld and remitted);

3.9 Accumulated amount of fund recovered (including loan principal, interest and stamp duty withheld and remitted).

In the business operation process, if supplement and perfection are needed, the parties must modify this annex in writing. The modified annex content shall prevail.

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Risk Declaration

When managing trust property, the trust company shall fulfill its duties and perform its obligation of being honest, trustworthy and cautious and managing effectively. The risks arising from the trust company’s management of the trust property according to this trust contract shall be borne by the trust property. In the event that the trust company violates this trust contract or handles trust affairs improperly, causing loss of the trust property, the trust company shall make compensation by using its inherent property. If the inherent property is not enough for the compensation, the deficit shall be borne by the investor.

FOTIC · Jinghua Structure Fund 5 Trust Plan

—Risk Declaration

Dear trustors:

Thank you for signing FOTIC · Jinghua Structure Fund 5 Trust Plan—Structure Funds Trust Contract—Subordinated Level (hereinafter referred to as the “Trust Contract”). Before signing the Trust Contract, please carefully read this Risk Declaration and the Trust Contract (hereinafter collectively referred to as “the Trust Documents”).

The Trust Documents specify that China Foreign Economy and Trade Trust Co., Ltd. (hereinafter referred to as “FOTIC” or “trustee”) shall use the trust property in the following way: the trustor/senior beneficiary entrusts the trustee to use the trust property according to the wishes of all trustors by issuing personal home mortgage loans or by other methods prescribed in this contract, and the trustor/subordinated beneficiary uses the trust property of the agreed amount to guarantee the trust principal and earnings of the senior trust of this issue, thus obtains legal returns.

During the use of the trust property, there is project operational risk, counterparty operating risk/trust claims quality risk, moral risk, guarantor performance risk, collateral-related risks, senior beneficiary damage risk, senior trust redemption and extension risk, risk of impairment of the trust property incurred to prevent the impairment of the trust principal and earnings of the structure funds trust, policy and legal risks, and other risks (including but not limited to the risk of misappropriation of the trust fund, industry risk, risk of unexhausted due diligence, trust extension risk, risk of early termination of trust, risk of false or invalid trust, risk of redemption delay from trustee’s recourse to the guarantor caused by the failure of the borrower to repay principal and interest on schedule, and risk of impact of other political, economic and natural disasters on the trust property).

Although FOTIC shall fulfill its duties and perform its obligation of being honest, trustworthy and cautious and managing effectively, it does not mean FOTIC promises that the use of the trust property does not have any risks.

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Risk Declaration

FOTIC as the trustee solemnly prompts and declares:

(I)	The trustee does not promise non-impairment of the trust property or guarantee minimum earnings;

(II)	The trustor/beneficiary shall not use the trust property to provide guarantee;

(III)	The risk from the trustee’s management of the trust property according to the Trust Documents shall be borne by the trust property. In the event that loss is incurred to the trust property due to violation of the trust plan documents or improper handling of trust affairs, the trustee shall make compensation by using its inherent property. If the inherent property is not enough for the compensation, the trustee shall not be held responsible by the trustor and beneficiary for such loss.

(IV)	The signing of the trustor on the Risk Declaration means that it as the trustor and on behalf of the beneficiary has carefully read and understood all the Trust Documents, and is willing to assume corresponding trust investment risks according to law.

This Risk Declaration is made in duplicate. The trustee and the trustor/subordinated beneficiary each hold one copy.

Declarant, i.e., trustee: China Foreign Economy and Trade Trust Co., Ltd. (Seal)

[Seal] [Contract Seal of China Foreign Economy and Trade Trust Co., Ltd.]

Trustor/subordinated beneficiary: Guangzhou Heze Information Technology Co., Ltd.

Signature/seal of the trustor: [Seal] [Guangzhou Heze Information Technology Co., Ltd.]

Date: 19 December 2014

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Trust Plan Specification

When managing trust property, the trust company shall fulfill its duties and perform its obligation of being honest, trustworthy and cautious and managing effectively. The risks arising from the trust company’s management of the trust property according to this trust contract shall be borne by the trust property. In the event that the trust company violates this trust contract or handles trust affairs improperly, causing loss of the trust property, it shall make compensation by using its inherent property. If the inherent property is not enough for the compensation, the deficit shall be borne by the investor.

FOTIC ● Jinghua Structure Fund 5 Trust Plan

Trust Plan Specification

—Subordinated Level

In accordance with the Trust Law of the People’s Republic of China, the Measures for the Administration of Trust Companies, the Measures for the Administration of Structure Funds Trust Plans of Trust Companies and other relevant laws and regulations, after full investigation and detailed demonstration, China Foreign Economy and Trade Trust Co., Ltd. (hereinafter referred to as “FOTIC”) launched FOTIC ● Jinghua Structure Fund 5 Trust Plan (hereinafter referred to as “This Trust Plan”). This Plan Specification is inseparable from FOTIC ● Jinghua Structure Fund 5 Trust Plan – Trust Contract and Risk Declaration. Investors should carefully read the above documents before joining.

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Trust Plan Specification

DEFINITIONS

In FOTIC ● Jinghua Structure Fund 5 Trust Plan Specification (hereinafter referred to as “Trust Plan Specification”), unless the context otherwise requires, the following terms shall have the following meanings:

Trustor/subordinated beneficiary: Refers to the entrusting subject of this Plan Specification, limited to a natural person with full capacity for civil conduct, or a legal person, or any other legally established organization in the territory of the People’s Republic of China, which is a statutory qualified investor who meets one of the following conditions and can identify, judge and assume the corresponding risks of the trust plan: (1) a natural person, a legal person, or any other legally established organization, which invests in a trust plan with a minimum amount of not less than RMB1,000,000; (2) a natural person whose or whose family’s financial assets amount to more than RMB 1,000,000 at the time of his subscription, and who can provide relevant property certificates; (3) a natural person with annual personal income of more than RMB200,000 in the recent 3 years or annual aggregate income of the couple more than RMB300,000 in the recent 3 years, and able to provide relevant income certificates.

Trustee: Refers to China Foreign Economy and Trade Trust Co., Ltd.

Beneficiary: Refers to a natural person, a legal person, or any other legally established organization designated by the trustor and entitled to trust benefit right in this Trust.

Trust property custodian: Guangzhou Yuexiu Sub-Branch of China Merchants Bank

This Trust or this assembled trust: Refers to Jinghua Structure Fund 5 Trust Plan established according to this Plan Specification and the corresponding Trust Contract.

Trust funds: Refers to the funds that trustors deliver to the trustee in the trust period. By the order of benefit rights, the trust funds in this Trust Plan are classified into trust funds with senior right and trust funds with subordinated right. Specifically, the trust funds include the funds that the trustor/senior beneficiary delivers to the trustee in the current trust period; the initial fund paid by the trustor/subordinated beneficiary according to Article 4 of Structure Funds Trust Contract-Subordinated Level and the funds input by the trustor/subordinated beneficiary by installments in the trust period according to this Contract, and all or part of the trust earnings carried forward to trust funds according to the corresponding provisions in Annex 2 hereto, but the trust funds redeemed by the trustor/subordinated beneficiary according to the corresponding provisions in Annex 2 hereto and the loss carried forward owing to business loss are deducted.

Trust property: Refers to the trust funds as well as the property obtained by the trustee from the management, use or disposal of the trust funds or for other reasons. All the money, revenues, payments or any form of economic interests arising from the trust property, related to the trust property, or obtained from the trust property shall be held by the trustee in form of trust and included into the trust property.

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Trust Plan Specification

Trust benefit right: Refers to the right that the beneficiaries are entitled to in this Trust. The number of trust units subscribed for by trustors is the basis for which the trustee returns the trust property to beneficiaries and distributes the trust interests when the trust is terminated. The trust benefit right is divided into trust units of an equal share. One trust unit corresponds to 1 yuan of initial trust fund.

Senior right (the beneficiary entitled to senior right is a senior beneficiary): In or after expiration of the trust period, with respect to the trust earnings obtained by the trustee from the management, use and disposal of the trust property, the senior beneficiary is entitled to the right to obtain trust earnings from an agreed amount of the trust property in priority, or to prioritise the distribution of the principal of the trust fund and the corresponding expected earnings over the subordinated beneficiary when this Trust Plan is terminated and after the trust property deducts trust costs.

Subordinated right (the beneficiary entitled to subordinated right is a subordinated beneficiary): In or after expiration of the trust period, with respect to the trust earnings obtained by the trustee from the management, use and disposal of the trust property, the secondary beneficiary is entitled to the right to obtain trust earnings from an agreed amount of the trust property after the senior beneficiary, i.e., is entitled to the right to obtain the remaining trust earnings after the distribution of the principal of the trust fund and the corresponding expected earnings to the senior beneficiary in the period of this Trust Plan or after termination of the trust plan.

Trust income: Refers to the income obtained by the trustee from the management, use and disposal of the trust property.

Trustee remuneration: Refers to the remuneration that the trustee collects when managing this Trust.

Trust costs: Refer to the trustee remuneration prescribed in the Trust Documents and other relevant expenses borne by the trust property.

Trust earnings: Refer to the remaining part of trust income after deduction of trust costs.

Trust Documents: Refer to this Trust Plan Specification, Structure Funds Trust Contract-Subordinated Level and Risk Declaration.

I. Basic Information of the Trustee

Founded on 30 September 1987, China Foreign Economy and Trade Trust Co., Ltd. (FOTIC for short), is a trust company under SinoChem Group, also one of a few central trust companies directly under the regulation of China Banking Regulatory Commission and one of the vice president units of China Trustee Association.

The registered capital of the company is RMB2.2 billion. Its shareholders are Sinochem Corporation and Sinochem Finance Co., Ltd. It is headquartered in Beijing and has regional headquarters in East China, South China, Southwest and Northwest.

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Trust Plan Specification

The company upholds a value system of “creating value and pursuing excellence”, and adheres to the concept of “prudence, pursuit to reform, honesty to customers and respect for talents”. Through professional operation and business innovation, the company is committed to providing high quality and professional financial products and services to customers from all walks of life. It has established an active and autonomous asset management model supported by marketing services. The business covers many sectors such as banking-trust cooperation, securities-trust cooperation, securities investment trust, real estate trust, mineral & energy trust, infrastructure trust, private placement of trust, and consumer credit trust. The company takes the lead of the industry by launching “Wuxing Wealth • Wealth Management” brand, focuses on customers with high net worth, provides wealth management and value-added services, and is a pioneer of trust companies in wealth management. In recent years, the company has continuously strengthened product innovation and introduced a large number of high-quality products with controllable risks and high returns. The product categories and structures have been continuously enriched. At present, product systems with different risk-benefit ratios and different term structures have been constructed to meet the investment needs of different high-end customers.

At present, FOTIC has secured a leading position in the industry by developing its brand influence and strong business capacity. In lieu of its outstanding performance in the financial market, it has won the “Credible Trust ● Excellent Company Award” for 6 times in a row. In addition, it has obtained many other awards, including “Excellent Trust Company in China”, “Trust Company with the Best Risk Control in the Year” and “Trust Company with the Best Wealth Management in the Year”.

II. Name and Main Content of the Trust Plan

(I) Name of the Trust Plan

FOTIC ● Jinghua Structure Fund 5 Trust Plan

(II) Purpose of the Trust Plan

The purpose of establishing this Trust is to entrust the trustee to use the trust property according to the wishes of the trustor/subordinated beneficiary by issuing personal loans or by other agreed methods, thus obtain legal returns for beneficiaries.

(III) Scale of the Trust Plan

As at 19 December 2014, the balance of the trust funds of the trustor/subordinated beneficiary under this Trust Plan was RMB125 million (in words: one hundred and twenty five million yuan) in total, and had been delivered to the trust property account according to Jinghua No. 6 (Issue 6) Single Fund Trust Contract (Contract No.: 095 2014-X095 001 006).

(IV) Period of the Trust Plan

1.	Unless otherwise it is specified in this Contract or this Contract is terminated in accordance with its relevant provisions, the period of this Trust Plan is from 25 August 2014 to 31 December 2019.

2.	If the trustor/subordinated beneficiary desires to extend the period of this Contract, The trustor/subordinated beneficiary may negotiate in good faith with the trustee at least 30 days before the expiration of the trust period. With the consent of the parties, the trust period can be extended accordingly.

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Trust Plan Specification

III. Conditions and Ways for Joining This Trust Plan

(I) Requirements for the trustor/subordinated beneficiary

The trustor/subordinated beneficiary shall meet all of the following four conditions:

1.	The trustor/subordinated beneficiary shall be a natural person with full capacity for civil conduct, or a legal person, or any other legally established organization in the territory of the People’s Republic of China (hereinafter collectively referred to as “trustor/subordinated beneficiary”);

2.	The trustor/subordinated beneficiary is a qualified investor specified in the Measures for the Administration of Structure Funds Trust Plans of Trust Companies;

3.	The trustor/subordinated beneficiary is the only beneficiary;

4.	The number of natural-person trustors with single entrusted fund of less than RMB3,000,000 under this Trust Plan does not exceed 50. The number of qualified institutional investors is not limited.

(II) Requirement for trust funds

1.	The trustor/subordinated beneficiary guarantees that the funds for joining this Trust Plan are renminbi funds that it owns legally or has the legal right to dispose of. If it is a mutual fund, the trustor/subordinated beneficiary shall assure it has obtained the agreement of other co-owners.

2. Price of trust unit

The subscription price of each trust unit under this Trust Plan is one yuan. A single fund joining this Trust Plan is not less than RMB1,000,000. The amount is increased at the integral multiple of RMB100,000.

IV. List and Curriculum Vitae of Trust Managers

Honggang Ma, 35 years old, currently the trust manager of Micro-Finance Department of FOTIC, graduated from China University of Political Science and Law, and has rich experience in product design and development and risk control of trust projects.

Yang Liu, 29 years old, currently the trust manager of Micro-Finance Department of FOTIC, graduated from China University of Political Science and Law, majoring in Civil and Commercial Law, and has rich experience in structural design, executive management and risk control of trust projects.

V. Summary of the Legal Opinion Issued by a Law Firm (the full text of the Legal Opinion is shown in reference materials of this Trust Plan)

FOTIC hired Rayyin & Partners to issue Legal Opinion for this Trust Plan. The law firm examined the Trust Documents submitted by FOTIC before the date of issue of legal opinions according to the laws, administrative regulations and department rules that had been promulgated and effectively implemented by the date of issue of the Legal Opinion, and in line with the business standards, code of ethics and diligent spirit recognized in the law industry, and issued the following legal opinions:

FOTIC possesses the qualification for engagement in the trust business described in the Trust Documents. The Trust Documents about FOTIC·Jinghua Structure Fund 5 Trust Plan meet the requirements of laws and regulations in form and don’t violate the compulsory provisions of laws and administrative regulations in content.

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Trust Plan Specification

The structure funds trust plan in which FOTIC issues trust funds to individuals in form of loan is lawful. Moreover, FOTIC has performed its obligation of fully guarding against the risks in this project.

VI. Risks of This Trust Plan

(I) Main Risks of This Trust Plan

1. Project Operational Risk

This project has the risks of failure of loan service institution’s management system, failure of staffs to operate strictly according to the loan approval process and standard, and operation mistakes of the trustee in the project management process.

2. Counterparty Operating Risk/Trust Claims Quality Risk

In this trust project, subordinated trustor’s related party Shenzhen Fanhua United Investment Group Co., Ltd. as a loan service institution cooperates with the trustee to handle loan marketing, loan acceptance, approval, post-loan management, overdue collection and other concrete pre-loan, in-loan and post-loan matters. As Shenzhen Fanhua United Investment Group Co., Ltd. has many branches, the economic and financial environments in the areas where they are located are quite different, and their operating experience and management level are uncertain, there is certain operational risk.

3. Moral Risk

The single loan amount in this trust project is large. The counterparty might fraudulently obtain trust loans for a financing purpose, imposing a risk of loss of the trust property.

4. Guarantor Performance Risk

The guarantor performance risk refers to that after the expiration of trust loans, the borrowers fail to fully or partially repay the principal and interest of the trust loans, and the guarantor does not perform or fully perform its guarantee obligation due to subjective breach of contract or deteriorated financial situation.

5. Collateral-Related Risks

The single loan amount in this trust project is large, so mortgage guarantee is an important guarantee measure. If the moral risk or other factors lead to unreasonable collateral valuation results, defects of mortgage registration, or loss, damage or other circumstances that impair collateral value, the security of the trust plan will be affected.

6. Senior Beneficiary Damage Risk

When the non-performing loan ratio of trust claims rises and the guarantor loses the guarantee ability, the principal and earnings of the senior trust may have a risk of loss.

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Trust Plan Specification

7. Senior Trust Redemption and Extension Risk

As the trust funds are used for revolving loans, and the precipitation fund in the trust account is small, if the cash in the trust account is insufficient when the senior trust expires, there may be a risk of failure to pay the principal and earnings of the senior beneficiary on schedule and a risk of trust postponement.

8. Risk of Loss of the Trust Property Incurred to Prevent the Loss of the Trust Principal and Earnings of the Structure Funds Trust

As the trustor/subordinated beneficiary has the obligation of using the secondary trust property to guard against the loss of the trust principal and earnings of the senior trust, there may be a risk of loss of the trust property of the trustor/subordinated beneficiary.

9. Policy and Legal Risks

The adjustment and changes of national monetary policies fiscal and tax policies, industrial policies, macro policies and relevant laws and regulations will affect the establishment and management of this Trust, thus affecting the income of the trust property, and the earning level of beneficiaries as well.

10. Other Risks

In addition to the above risks, this Trust does exclude the risk of misappropriation of the trust fund, industry risk, risk of unexhausted due diligence, trust extension risk, risk of early termination of trust, risk of intenable or invalid trust, risk of redemption delay from trustee’s recourse to the guarantor caused by the failure of the borrower to repay principal and interest on schedule, and risk of impact of other force majeure such as political, economic and natural disasters on the trust property.

(II) Risk Analysis and Countermeasures of This Trust Plan

1. Countermeasures against the project operational risk

(1)	The trustee and the loan service institution will jointly work out a comprehensive operation manual for the project, clearly prescribing the responsibilities of the two parties, and perform trustee’s duties according to the provisions of the Trust Contract and relevant documents.

(2)	In the operation process of this Trust Plan, the trustee will comprehensively consider the payment amount and term of the principal and earnings of the senior beneficiary, and appropriately control the scale and term of recovered trust funds that are used in loans again to ensure that there is sufficient recovered money to repay the principal and earnings of the senior beneficiary when the trust period expires, and avoid liquidity risk. If the trust account does not have enough funds when the trust plan expires, the subordinated beneficiary needs to supplement subordinated fund or Shenzhen Fanhua United Investment Group Co., Ltd. needs to acquire the senior trust to assure senior redemption.

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Trust Plan Specification

2. Countermeasures against the counterparty operating risk/trust claims quality risk

(1)	Loan service institution Shenzhen Fanhua United Investment Group Co., Ltd. as a subordinated beneficiary of this trust plan has a high control level and strong capacity for due diligence when selecting borrowers and providing relevant services.

(2)	The trustee will require the loan service institution to regularly provide a credit risk control information report, including loans (loan issuance and details of amount payable) and non-performing loan ratio. After the loan service institution completes system connection, the trustee will log in the loan system on a regularly basis to acquire and check relevant data and information, and judge the operating quality of the loan service institution to find problems earlier and control the risks.

(3)	Shenzhen Fanhua United Investment Group Co., Ltd. assumes joint and several liability for trust loans and is able to control the risk of loss of the trust property to some extent.

(4)	The trustee will make adjustment on a regular or irregular basis according to the progress of this Trust Plan in the branches of Shenzhen Fanhua United Investment Group Co., Ltd., and suspend relevant business cooperation with the branches that show poor operating quality.

3. Countermeasures against the moral risk

The trustee will carry out inspection by such methods as knowing customer information and restricting customer identity, specify in other relevant legal documents the liability for breach of contract when the project cooperators provide false information and data, and strictly control the moral risk of this Trust Plan.

4. Countermeasures against the guarantor performance risk

Seeing that the guarantor is a related party of the subordinated beneficiary, and has certain financial strength, its credit risk of failure to perform the guarantee responsibility is relatively small. If the guarantor does not perform the guarantee responsibility on time, the subordinated beneficiary is obliged to supplement the trust fund.

5. Countermeasures against the collateral-related risks

The collaterals are appraised by an appraisal method accepted by both the trustee and Shenzhen Fanhua United Investment Group Co., Ltd. The trustee will ensure through site investigation, such as review of relevant documents and sampling inspection of some collaterals, that the actual condition of the collaterals is consistent with the description in the appraisal report. In addition, the trustee will specify in relevant legal documents that the loan service institution shall assume relevant liability when mortgage registration is failed, and specify the specific way to assume guarantee liability when non-performing loans are formed.

6. Countermeasures against the senior beneficiary damage risk

(1)	Each loan of this trust is provided with a mortgage guarantee. When the borrower fails to repay the loan principal and interest and related expenses on time, the trustee or the guarantor who first assumes the guarantee responsibility may obtain the repayment by disposing of the mortgaged property.

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Trust Plan Specification

(2)	This trust adopts structured design. The subordinated beneficiary uses all the trust properties it enjoys to provide guarantee for the principal and earnings of the senior beneficiary. At any time point in the existing period of this Trust Plan, the ratio between the paid-in trust principal of the senior beneficiary and the paid-in trust principal of the subordinated beneficiary (hereinafter referred to as “coverage ratio”) may not be higher than 3: 1.

(3)	When the non-performing loan ratio of overall assets exceeds 6%, if it is not controlled below 6% within the time prescribed in the contract, the trustee shall have the right to unilaterally retain funds by stages till enough for senior redemption. When non-performing loan ratio of overall assets exceeds 10%, the trustee shall have the right to unilaterally stop issuing loans till enough for senior redemption.

7. Countermeasures against the senior trust redemption and extension risk

The period of a senior trust contract is designed to be 12 months. If the cash trust assets in the trust account by then are not enough to pay the principal and earnings of this senior trust benefit right, the subordinated trustor is obliged to supplement subordinated fund to assure senior redemption, Shenzhen Fanhua United Investment Group Co., Ltd. is obliged to acquire senior trust to guarantee senior redemption, and the trustee shall have the right to retain the funds and extend the trust period by 6 months for disposal of the trust property.

8. Countermeasures against the risk of loss of the trust property incurred to prevent the loss of the trust principal and earnings of the structure funds trust

Shenzhen Fanhua United Investment Group Co., Ltd. as a related party of the subordinated beneficiary is also a loan service institution. It will give full play to its professional management capabilities in loan management and services, and try to control overdue or non-performing loans to the minimum.

9. Countermeasures against the policy and legal risks

The trustee shall pay close attention to the changes in relevant national laws and policies, and the operation and management condition of the counterparties, promptly identify problems, take effective countermeasures and fully disclose policy and legal risks to the trustors and beneficiaries.

10. Countermeasures against other risks

The trustee will adhere to the principle of maximizing the benefits of the trustor/subordinated beneficiary, strictly fulfill its due obligations, constantly analyze potential risks through the diligent work of trust managers, strive to prevent and resolve possible risks, and maintain the trust benefits of the trustor/subordinated beneficiary.

Although FOTIC promises to manage the trust property, fulfill its duties, perform its obligation of being honest, trustworthy and cautious and managing effectively, and take countermeasures against the above risks, it is still likely to have the risks that cannot be effectively evaded by the trustee. The risks incurred in the management process of the trust property shall be borne by the trust property. The trustee does not make any commitment to the profit and loss of the trust property during management, use and disposal.

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Trust Plan Specification

VII. Summary of the Trust Contract

(I) Formation and Validity of the Trust Plan

1.1 This Contract shall take effect after the legal representatives or authorized representatives of the parties sign and affix official seals/contract seals to it. This Contract shall be terminated after expiration of the trust period or this Trust is liquidated. This Trust Plan takes effect on 25 August 2014.

(II) Management, Use and Disposal of the Trust Plan

2.1 The trustee shall manage the trust property in its own name and strictly comply with the provisions hereof.

2.2 During the management, use or disposal of the trust property, the trustee shall abide by the trust laws and all relevant laws, regulations or rules promulgated by any competent authority.

2.3 The trustee shall separately manage and keep accounts the trust property and its inherent property or any other property or asset managed by the trustee at any time; shall not include the trust property to its inherent property or other assets it manages or make the trust property its inherent property or a part of other assets it manages. The trustee shall remit funds to the trust property account or withdraw funds from the trust property account only when it is explicitly prescribed in this Contract or in the contract that the trustor requires the trustee to sign.

2.4 If needed, the trustee may delegate a third party to handle trust affairs on its behalf.

2.5 The trustee shall keep a complete record of the handling of the trust affairs and report the trust property and its management, use, income and expenditures to the trustors and beneficiaries on a quarterly basis. The formats and contents of the reports are shown in Annex 5 hereto. The trustor and trustee shall also regularly perform financial accounting on the trust project according to the provisions of Annex 6. For the purpose of issuance of the above reports or financial accounting for the trustee, the trustor shall prompt its related companies to provide the relevant information for the trustee.

(III) Rights and Obligations of the Trustor

3.1 Right of the trustor

The trustor shall have the following rights under the condition of not affecting its rights under other provisions hereof and its rights specified in the trust laws:

3.1.1 Trustor shall have the right to know the management, use, disposal, and status of income and expenditure of the trust property, and require the trustee to make explanation.

3.1.2 The Trustor shall have the right to read, copy or reproduce the trust accounts related to the trust property and other documents related to the handling of the trust affairs.

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3.1.3 In the event that the trustee disposes of the trust property in violation of the trust purpose prescribed herein, or violates its management responsibilities, causing loss of the trust property, the trustor shall have the right to apply to the people’s court for withdrawal of this disposal, and to require the trustee to restore the trust property to the original state or make compensation.

3.1.4 Other rights specified in this Contract and the trust laws.

3.2 Obligations of the trustor

3.2.1 The trustor shall deliver the trust fund according to this Contract and guarantee it has legal ownership or right of disposition of the trust fund.

3.2.2 The trustor shall be a qualified investor conforming to the provisions of the Measures for the Administration of Structure Funds Trust Plans of Trust Companies.

3.2.3 The trustor shall bear trust costs with trust property according to the provisions hereof.

3.2.4 The trustor/subordinated beneficiary shall use the trust property of the agreed amount in this Trust Plan to guarantee the trust principal and expected earnings of the new trustor/primary beneficiaries are not impaired. When the trust principal and expected earnings of the senior beneficiary are unredeemable, the trustor/subordinated beneficiary is obliged to supplement subordinated funds to assure senior redemption.

The trustor/subordinated beneficiary promises that at any time point in the existing period of this Trust Plan, the ratio between the paid-in trust principal of the senior beneficiary and the paid-in trust principal of the subordinated beneficiary (hereinafter referred to as “coverage ratio”) may not be higher than 3: 1.

3.2.5 Other obligations specified in this Contract and the trust laws.

(IV) Rights and Obligations of the Trustee

In addition to the responsibilities, obligations and liabilities of the trustee specified in the trust laws, the trustee shall have only the rights, powers, discretions, privileges, responsibilities, obligations and liabilities expressly prescribed herein.

4.1 Rights of the trustee

4 1.1 The trustee shall have the right to collect trustee remuneration according to the provisions hereof.

4 1.2 The trustee shall have the right to manage, use and dispose of the trust property in its own name according to the provisions hereof.

4.1.3 The trustee has the priority right to get compensation from the trust property if it uses its inherent property to pay the expenses spent in handling trust affairs.

4.1.4 The trustee shall have the right to resign or cancel this Contract according to the provisions of this Agreement.

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4.1.5 If agreed by the trustor/subordinated beneficiary, the trustee may designate the power according to the terms and conditions agreed by the trustor (including whether the agent has the power of designation). The trustee is not liable to the behaviors of the agents or sub-agents designated by the trustor/subordinated beneficiary. As for an agent or sub-agent designated by the trustee itself and agreed by the trustor/subordinated beneficiary, the trustee is responsible to supervise the performance of this agent or sub-agent, and is liable to any loss resulting from any misconduct or default of this agent or sub-agent.

4.1.7 The trustee shall have the right to exercise the relevant rights granted in the financing agreement of each issue.

4.1.8 Other rights specified in this Contract and the trust laws.

4.2 Obligations of the trustee

4.2.1 The trustee shall comply with the provisions hereof, fulfill its duties, perform its obligation of being honest, trustworthy and cautious and managing effectively, manage the trust property in a way specified in the trust contracts at all levels signed with the trustors, and handle the trust affairs to the best interest of the beneficiaries. In case of a conflict of interests among the beneficiaries at all levels, priority is given to the interests of senior trustors.

The trustee shall not exercise any right, power or discretion beyond the scope of authorization of the trustors prescribed herein.

4.2.2 The trustee shall not use the trust property to seek interests except the trustee remuneration agreed herein.

4.2.3 The trustee shall manage and keep accounts the trust property and its inherent property separately and shall not convert the trust property into its inherent property.

4.2.4 The trustee must keep a complete record of the handling of the trust affairs and report the trust property and its management, use, income and expenditures to the trustors and beneficiaries according to the provisions hereof.

4.2.5 The trustee shall issue the trust earnings under this Trust to beneficiaries according to the provisions hereof.

4.2.6 The trustee shall appoint two or more trust managers, responsible to manage the trust property and acting as contact persons to handle all the matters under this Contract and any other agreement related to this Contract on behalf of the trustee. The trustee shall grant the trust managers all the powers necessary for the handling of such matters.

4.2.7 Without the separate consent of the trustor/subordinated beneficiary, the trustee shall not allow any party through a power of attorney or any other means in any period to exercise all or any of the rights, powers, privileges, and discretions that this Contract grants to the trustee.

4.2.8 Other obligations specified in this Contract and the trust laws.

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Trust Plan Specification

(V) Rights and Obligations of Beneficiaries

5.1 Since the date when this Trust is formed and takes effect, the beneficiaries are entitled to the trust benefit right hereunder, and thus obtain the trust earnings under this Trust.

5.1.1 The senior beneficiary is entitled to senior right according to the provisions of the Trust Contract since the effective date of the Structure Funds Trust Contract-Senior Level. In the trust period or after expiration of the Trust Contract, the senior beneficiary has the priority right to obtain trust earnings from an agreed amount of the trust property after deduction or allotment of trust costs from the trust earnings obtained by the trustee from the management, use and disposal of the trust property.

5.1.2 The subordinated beneficiary is entitled to subordinated right according to the provisions of the Trust Contract since the effective date of the Structure Funds Trust Contract-Subordinated Level. In the trust period or after expiration of the Trust Contract, with respect to the trust earnings obtained by the trustee from the management, use and disposal of the trust property after deduction or allotment of trust costs, the subordinated beneficiary is entitled to acquisition of trust earnings, and distribution of the trust property and other rights after the senior beneficiary. In the existing period of the trust of the senior beneficiary, if the balance of the trust property account is not enough to pay the principal and earnings of the trustor/senior beneficiary, the trustor/secondary beneficiary promises it will make supplementary payment by using its trust property in this Trust Plan, and the trustor/subordinated beneficiary is obliged to supplement subordinated fund to guarantee the redemption of the senior principal and earnings. If it is still not enough for the payment and the trustor/subordinated beneficiary does not use its own fund or self-raised fund to make supplementary payment, the trustee shall have the right to control fund outflow and stop issuing trust loans.

5.2 The trust benefit rights of beneficiaries may be transferred, inherited or succeeded according to the provisions hereof.

5.3 Beneficiaries shall have the right to know the management, use, disposal, and status of income and expenditure of the trust property, and require the trustee to make explanation.

5.4 Beneficiaries shall have the right to read, copy or reproduce the trust accounts related to the trust property and other documents related to the handling of the trust affairs.

5.5 In the event that the trustee disposes of the trust property in violation of the trust purpose prescribed herein, or violates its management responsibilities, causing loss of the trust property, the beneficiaries shall have the right to apply to the people’s court for withdrawal of this disposal, and to require the trustee to make compensation.

5.6 Where the duties of the trustee are terminated, the beneficiaries shall have the right to elect a new trustee.

5.7 No beneficiary may use trust property to provide guarantee.

5.8 Other rights and obligations of the beneficiaries specified in the trust laws.

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Trust Plan Specification

(VI) Transfer of Trust Benefit Right

6.1 The trust benefit right includes the following few aspects:

6.1.1 The right to obtain the trust earnings issued in the trust period;

6.1.2 The right to own the trust property after termination of the trust;

6.1.3 Other rights specified in the trust laws.

6.2 Under the consensus of all subordinated beneficiaries and the trustee, a beneficiary may transfer by itself all or part of its trust benefit right according to the provisions hereof, but the transferee must be a qualified subject that conforms to the provisions of the relevant laws and regulations.

6.3 When a beneficiary transfers by itself all or part of its trust benefit right, it shall sign relevant documents with the trustee and the transferee by presenting the originals and photocopies of this Contract, business license, organization code certificate, and legal representative’s ID card. The transfer of trust benefit right completed by the beneficiary itself not according to the above procedure is invalid, the trustee will consider the beneficiary stipulated herein as the trust beneficiary, and any dispute arising therefrom is irrelevant with the trustee. After completion of the transfer, the transferee of the trust benefit right will become a new beneficiary of this Trust and be entitled to the rights of beneficiaries prescribed herein.

6.4 When the subordinated beneficiary transfers all or part of its trust benefit right to related parties, the trustee does not charge handling fees and other fees of the transfer. When the subordinated beneficiary transfers its trust benefit right to a third party other than related parties, the way and standard for the trustee’s collection of handling fees will be determined separately through negotiations.

6.5 With respect to the transfer of the trust benefit right resulting from succession, the successor shall go through the corresponding procedure on the premises of the trustee by providing legal documents that support the succession (including but not limited to merger, division, etc.).

6.6 When the trust benefit right is transferred after splitting, the transferee shall not be a natural person. The trust benefit right held by an institution shall not be transferred or transferred after splitting to natural persons.

(VII) Beneficiary conference

7.1 The beneficiary conference consists of all the beneficiaries in the trust plan.

7.2 When any of the following events appears without the prior agreement of the trust plan documents, a beneficiary conference shall be held to deliberate and decide it:

7.2.1 The Trust Contract is terminated in advance;

7.2.2 Other events for which the trust plan documents specify a beneficiary conference needs to be held.

7.3 The beneficiary conference shall be convened by the trustee. When the trustee fails or is unable to convene it according to the provisions, the beneficiaries representing above 10% of the trust units shall have the right to convene it by themselves.

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Trust Plan Specification

7.4 When a beneficiary conference is convened, the convener shall announce the time, form, matters to be deliberated, procedure, voting formula and other matters of the beneficiary conference on the website of the trustee (or other media) at least 10 working days in advance.

The beneficiary conference may not vote on any matters that have not been announced.

7.5 The beneficiary conference may be held on site, or in such forms as mail, fax, telephone and network voting.

Each trust unit has one voting right. Beneficiaries may entrust agents to attend the beneficiary conference and exercise voting rights.

7.6 A beneficiary conference may be held only when beneficiaries representing at least 50% of trust units are present. A decision on a deliberated matter at the conference requires the votes of the attending beneficiary representing at least two thirds of voting rights; and advance termination of the Trust Contract requires unanimous consent of all beneficiaries.

All beneficiaries agree that under the consensus of all subordinated beneficiaries, the following matters may be decided:

(1)	Redeem the entrusted funds in case of addition or under the condition of conforming to the ratio of the property of the subordinated beneficiary corresponding to the senior trust principal of each issue;

(2)	Add a new trustor/subordinated beneficiary;

(3)	Replace the trustee;

(4)	Modify the Structure Funds Trust Plan Safekeeping Contract;

(5)	Change the way to use the trust property;

(6)	Extend the trust period.

7.7 Without prejudice to the provisions hereof, the amount and time of addition or redemption of entrusted funds, and the number and proportion of trust units held by each trustor shall be determined according to the written consensus of all subordinated beneficiaries.

(VIII) Accession, Quit and Authorization of New Trustors/Senior Beneficiaries

8.1 Under the consensus of all subordinated beneficiaries and the trustee, this structure funds trust plan may accept new trustors/senior beneficiaries to join it.

8.2 After a trustor/senior beneficiary joins or quits from the trust plan, the amount of fund, the time of accession or quit and the number and proportion of trust units held by each trustor shall be determined according to the written consensus reached by the parties concerned.

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Trust Plan Specification

(IX) Accession, Quit and Authorization of New Trustors/Senior Beneficiaries

9.1 Under the consensus of all subordinated beneficiaries, this structure funds trust plan may accept the accession of new trustors/subordinated beneficiaries; under the consensus of all subordinated beneficiaries and the trustee, the structure funds trust plan may accept the quit of trustors/subordinated beneficiaries.

9.2 After accession or quit of trustors/subordinated beneficiaries, the time of accession or quit and the number and proportion of trust units held by each trustor shall be determined according to the written consensus reached by the parties concerned.

(X) Change of the Trustee and Election of a New Trustee

10.1 Upon approval of all subordinated beneficiaries, the trustee shall have the right to resign at any time of the trust period. The trustee shall notify in writing all subordinated beneficiaries of the intention and reason of its resignation. All subordinated beneficiaries have the discretion to approve the resignation of the trustee, and shall notify their decision to the trustee in time. The beneficiaries may not unreasonably refuse such resignation request, particularly under the following circumstances or after occurrence of the following circumstances: (i) the resignation is approved by all subordinated beneficiaries; or (ii) all subordinated beneficiaries designate a succeeding trustee; or (iii) the trustee transfers all trust properties to the succeeding trustee; or (iv) the trustee signs confidentiality commitment of which form and content satisfy the trustors.

10.2 The trustee shall provide the succeeding trustee with all the documents, records and assistances that the succeeding trustee may reasonably require in order to perform its duties as a trustee of this Trust.

10.3 If the resignation does not obtain the approval of all subordinated beneficiaries, the trustee shall continue to perform its obligations and responsibilities as a trustee of this Trust.

10.4 If any of the following events occurs, all trustors/subordinated beneficiaries, upon reaching a consensus through consultation, shall have the discretion to replace the trustee:

10.4.1 The trustee fails to maintain its financial license or has lost its qualification for a trustee according to the provisions hereof;

10.4.2 The right to control the trustee is changed, and any new natural person or legal entity obtains the right to instruct the businesses of the trustee through a contract, asset ownership or other means;

10.4.3 The trustee is bankrupt, enters any closedown, administrative takeover or similar procedure, or enters a liquidation procedure voluntarily or by force;

10.4.4 The trustee fails to perform any important obligation under this Contract, or any contract signed according to the management guide or any contract associated with this Contract in other ways (collectively referred to as “associated contracts”), such default is correctible, and the trustee fails to correct its default within 20 working days since the date when the trustee receives a notice from a trustor or any party to any associated contract, stating the specific content of the default and requiring the trustee to correct the default; and

10.4.5 The trustee violates important provisions of any associated contract, and such default is not correctible.

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Trust Plan Specification

10.5 In the event that all subordinated beneficiaries replace the trustee according to Article 9.4, the trustee will relieve its duties as a trustee after (i) all subordinated beneficiaries designate a succeeding trustee; (ii) the trustee transfers all trust property to the succeeding trustee; (iii) the trustee signs confidentiality commitment of which form and content satisfy all subordinated beneficiaries; and (iv) all subordinated beneficiaries sign a relief notice that confirms all transfers have been completed.

10.6 The resignation and duty relief of the trustee does not affect the liability generated from the acts of the trustee conducted in the term of office as a trustee. After the trustee resigns or is relieved from its duties, its rights and/or obligations hereunder shall be terminated, unless otherwise prescribed herein.

10.7 A new trustee shall be elected by all subordinated beneficiaries. After all subordinated beneficiaries determine a candidate of a new trustee, they shall send a notice on determination of a new trustee, and a document confirming that the new trustee agrees to perform the entrusted duties prescribed herein to the trustee.

(XI) Costs Borne by the Trust Property

Unless otherwise paid by the trustor, the expenses, taxes and dues arising from the trustee’s handling of trust affairs shall be borne by the trust property. The specific operation mode is shown in Annex 1 “Accounting and Collection of Trust Costs”, and subject to the provisions of Annex 1.

11.1 The trust costs undertaken by the trust property include:

11.1.1 Trustee remuneration (on a contract basis)

11.1.2 Bank custodian fee;

11.1.3 Fixed management fees of the loan service institution;

11.1.4 Other relevant fees, including the following items:

(1)	Taxes and dues that shall be borne by the trust property during the management, use or disposal of the trust property;

(2)	Postage arising from the trustee’s handling of trust affairs;

(3)	Document or account book production and printing costs arising from the trustee’s handling of trust affairs;

(4)	Handling fees and service fees of agencies;

(5)	Relevant fees collected according to Project Service Agreement (095 2014-Q095 001 001JH);

(6)	External audit fees, appraisal fees and rating fees;

(7)	Information disclosure fees;

(8)	Costs incurred when the trust is terminated and liquidated;

(9)	Costs arising from lawsuits instituted by borrowers in personal home mortgage loan business;

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Trust Plan Specification

(10)	The trust industry guarantee fund paid according to relevant national regulations (if any);

(11)	Other expenses that shall be borne by the trust property according to relevant national regulations.

11.2 Trust costs are borne by the trust property. If the trust property is not enough, the subordinated beneficiary shall make up the deficit. If the subordinated beneficiary fails to supplement the subordinated trust fund in full on schedule and the loan service provider fails to perform the fund payment obligation under Project Service Agreement (095 2014-Q095 001 00JH), the trustee shall have the right to monitor and retain the balance of the trust account, unilaterally transfer funds from the trust account by force and stop issuing trust loans until the trust costs are paid off. The verification and collection methods of trustee remuneration are shown in Annex 1 hereto and subject to the relevant provisions of Annex 1.

(XII) Trust Earnings, Trust Property Ownership and Trust Fund Redemption

12.1 The trust earnings under this Trust belong to beneficiaries.

12.2 The trust earnings under this trust are issued in a monetary form. The specific operation method is shown in Annex 2 hereto and subject to the relevant provisions of Annex 2.

12.3 Under the consensus at the subordinated beneficiary conference, the trust funds under this Trust can be redeemed upon the application of the trustor/subordinated beneficiary and returned in a monetary form. The specific operation method is shown in Annex 2 hereto, and subject to the relevant provisions of Annex 2.

12.4 After the termination of this Trust, the trust property belongs to beneficiaries. The period from the 10th to the 20th working day after the trust is terminated and the trustee issues a liquidation report is the period for return and distribution of the trust property. The trustee shall transfer the trust property to the accounts reserved by beneficiaries and other accounts (if any) provided by the beneficiaries in the trust property return period.

12.5 The accounts reserved by beneficiaries shall not be cancelled before completion of ultimate distribution of the trust property. Changes of the accounts reserved by beneficiaries must be promptly informed to the trustee in writing. The trustee shall properly keep the trust property that the trustee is unable to return in the trust property return period because the changes of the accounts reserved by beneficiaries are not informed to the trustee in time. In this case, the beneficiaries themselves shall go through the collection procedure on the premises of the trustee. If the beneficiaries fail to collect the trust property on the premises of the trustee, the trustee only has the obligation of continued safekeeping. In the safekeeping period, the trustee will calculate the earnings of the trust property based on the demand deposit interest rate it obtains from the trust property account of the current issue and pay the earnings to the beneficiaries.

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Trust Plan Specification

(XIII) Trust Termination and Liquidation

13.1 Termination of the trust

Under any of the following circumstances, this Trust shall be terminated:

13.1.1 All the parties to the trust reach a consensus or the trustors decide to terminate this Trust;

13.1.2 The trust period expires;

13.1.3 This Trust is revoked by the competent government department;

13.1.4 All beneficiaries give up trust benefit right;

13.1.5 The trustor/subordinated beneficiary fails to honor its commitments to the trustor/primary beneficiary when the trust of the senior beneficiary expires;

13.1.6 Other circumstances for termination of the trust as prescribed herein.

13.2 Trust liquidation

13.2.1 The trustee shall set up a liquidation group within 3 working days since the date of termination of this Trust. The group is responsible to handle matters concerning liquidation of this Trust. The trustor/subordinated beneficiary shall have the right to apply for joining the liquidation group within 5 working days since the date of termination of this Trust.

13.2.2 The liquidation group is responsible to keep, calculate and distribute the trust property and prepare a trust liquidation report. In this period, the trustors shall render full cooperation. The liquidation group may conduct necessary civil activities according to law.

13.2.3 After completing the liquidation work of this project, the liquidation group shall prepare a trust property liquidation report, and inform the trustors and beneficiaries in a way prescribed herein.

13.2.4 Within 5 working days after the issuance of a liquidation report, if any party raises objection to the liquidation report, it shall have the right to apply for audit of a third party audit institution to the liquidation report issued by the trustee.

13.2.5 If the beneficiaries or their successors don’t raise a written objection within 10 working days since the date of notice on the trust liquidation report, the trustee will relieve its duties for the matters set forth in the liquidation report.

13.2.6 Liquidation costs: All the reasonable expenses of the liquidation group in the trust liquidation process shall be paid in priority with the trust property by the liquidation group, and the deficit shall be paid by the trustor/subordinated beneficiary separately.

13.2.7 Where this trust is terminated due to the provisions in Article 17.6 hereof, the matters concerning liquidation of the trust property are stipulated by the trustor/subordinated beneficiary and the trustee separately.

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Trust Plan Specification

13.3 Cooperation during termination of the trust

When this Trust is terminated according to Article 17.6 or 21.1 hereof, the trustor/subordinated beneficiary and the trustee may separately negotiate about the handling of the part of the trust property existing in a form of loan at the time of termination of this Trust, and all parties may agree that the property in such form may be transferred to the subordinated beneficiary, or a new trustee separately entrusted by the trustor/subordinated beneficiary, or the trustee continues to act as the trustee of such property until the loans are fully settled.

VIII. Reference Documents

1.	Text of the FOTIC · Jinghua Structure Fund 5 Trust Plan Specification

2.	Text of the FOTIC ·Jinghua Structure Fund 5 Trust Plan-Structure Funds Trust Contract

3.	Text of the Subscription Risk Declaration

4.	2013 Annual Report of China Foreign Economy and Trade Trust Co., Ltd.;

6.	FOTIC ·Jinghua Structure Fund 5 Trust Plan-Due Diligence Report;

7.	Legal Opinion

8.	Other reference materials

Trustee of the trust plan: China Foreign Economy and Trade Trust Co., Ltd.

Date

20/20